UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 23, 2004
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-103799	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We filed a Form 8-K dated June 23, 2004, with regard to the acquisitions of John's Creek Village and Lakewood Towne Center, without the requisite financial information. Accordingly we are filing this Form 8-K/A to include that financial information.

Item 9.01. Financial Statements and Exhibits

  Financial Statements

Index to Financial Statements
Inland Western Retail Real Estate Trust, Inc.:	Page

Consolidated Balance Sheets at June 30, 2004 (unaudited) and December 31, 2003	F- 1

Consolidated Statements of Operations for the three and six months ended June 30, 2004 (unaudited), for the   three months ended June 30, 2003, and the period from March 5, 2003 (inception) to June 30, 2003   (unaudited).

F- 3

Consolidated Statement of Stockholders' Equity for the six months period ended June 30, 2004 (unaudited)	F- 4

Consolidated Statements of Cash Flows for the three and six months ended June 30, 2004 (unaudited), three   months ended June 30,2003 and for the period from March 5, 2003 (inception) to June 30, 2003   (unaudited).

F- 5

Notes to Consolidated Financial Statements (unaudited).	F- 7

Pro Forma Consolidated Balance Sheet (unaudited) at June 30, 2004	F-20

Notes to Pro Forma Consolidated Balance Sheet (unaudited) at June 30, 2004	F-22

Pro Forma Consolidated Statement of Operations (unaudited) for the six months ended June 30, 2004	F-24

Notes to Pro Forma Consolidated Statement of Operations (unaudited) for the six months ended June 30, 2004	F-26

Pro Forma Consolidated Statements of Operations (unaudited) for the year ended December 31, 2003	F-29

Notes to Pro Forma Consolidated Statements of Operations (unaudited) for the year ended December 31, 2003.	F-31
John's Creek Village:

Report of Independent Registered Public Accounting Firm	F-35

Historical Summary of Gross Income and Direct Operating Expenses for the period of September 21, 2003   (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004 (unaudited)

F-36

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the period of September   21, 2003 (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004   (unaudited)

F-37
Lakewood Town Center:

Report of Independent Registered Public Accounting Firm	F-39

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-40

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-41
Fullerton Metrocenter:

Report of Independent Registered Public Accounting Firm	F-43

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-44

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-45
Davis Towne Crossing:

Report of Independent Registered Public Accounting Firm	F-47

Historical Summary of Gross Income and Direct Operating Expenses for the period from July 18, 2003 (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-48

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the period from July 18,   2003 (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004   (unaudited)

F-49
Northgate North:

Report of Independent Registered Public Accounting Firm	F-51

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-52

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-53
Cranberry Square:

Report of Independent Registered Public Accounting Firm	F-55

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-56

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-57
Gateway Plaza Shopping Center:

Report of Independent Registered Public Accounting Firm	F-59

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-60

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-61
Safeway Plaza at Marysville:

Report of Independent Registered Public Accounting Firm	F-63

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-64

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-65
Forks Town Center:

Report of Independent Registered Public Accounting Firm	F-67

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-68

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-69
Capital Centre, LLC, Gateway Village Limited Partnership, Bel Air Square Joint Venture, Towson Circle Joint Venture LLP, and Reisterstown Plaza Holdings, LLC

Report of Independent Registered Public Accounting Firm	F-71

Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-72

Notes to the Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-73
The Shops at Boardwalk:

Report of Independent Registered Public Accounting Firm	F-76

Historical Summary of Gross Income and Direct Operating Expenses for the period from May 30, 2003 (commencement of operations to December 31, 2003 and the six months ended June 30,2004 (unaudited)	F-77

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from May   30, 2003 (commencement of operations to December 31, 2003 and the six months ended June 30,2004   (unaudited)

F-78
Shoppes at Prominence Point:

Historical Summary of Gross Income and Direct Operating Expenses for the period of March 1, 2004 (commencement of operations) through June 30, 2004 (unaudited)	F-80

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period of March 1, 2004 (commencement of operations) through June 30, 2004 (unaudited)	F-81
Low Country Village:

Historical Summary of Gross Income and Direct Operating Expenses for the period of February 1, 2004 (commencement of operations) through June 30, 2004 (unaudited)	F-82

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period of February 1, 2004 (commencement of operations) through June 30, 2004 (unaudited)	F-83
Shoppes at Dallas:
F-84
Historical Summary of Gross Income and Direct Operating Expenses for the period of March 1, 2004 (commencement of operations) through June 30, 2004 (unaudited)

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period of March 1, 2004 (commencement of operations) through June 30, 2004 (unaudited)	F-85
Dorman Centre - Phase II:

Historical Summary of Gross Income and Direct Operating Expenses for the period of March 15, 2004 (commencement of operations) through June 30, 2004 (unaudited)	F-86

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period of March 15, 2004 (commencement of operations) through June 30, 2004 (unaudited)	F-87
Village Shoppes at Simonton:

Historical Summary of Gross Income and Direct Operating Expenses for the period of May 1, 2004 (commencement of operations) through June 30, 2004 (unaudited)	F-94

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period of May 1, 2004 (commencement of operations) through June 30, 2004 (unaudited)	F-95
Manchester Meadows:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-96

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-97
Governor's Marketplace:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-98

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-99
Mitchell Ranch Plaza:

Historical Summary of Gross Income and Direct Operating Expenses for the period from July 15, 2003 (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004 (unaudited)	F-100

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from July   15, 2003 (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004   (unaudited)

F-101
The Columns:

Historical Summary of Gross Income and Direct Operating Expenses for the period from October 1, 2003   (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004 (unaudited)

F-102

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from   October 1, 2003 (commencement of operations) to December 31, 2003 and the six months ended June 30,   2004 (unaudited)

F-103

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By: /s/ Lori J. Foust

Name: Lori J. Foust

Title: Principal Accounting Officer

Date: June 23, 2004

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Balance Sheets

June 30, 2004 and December 31, 2003

Assets
	June 30, 2004
	(unaudited)	December 31, 2003
Investment properties:
Land	$271,843,244	$36,280,244
Building and other improvements	901,659,236	86,439,670

	1,173,502,480	122,719,914
Less accumulated depreciation	(7,634,235)	(140,497)

Net investment properties	1,165,868,245	122,579,417

Cash and cash equivalents (including cash held by management company of $3,748,091 and $238,878 as of June 30, 2004 and December 31, 2003 respectively)	126,897,006	64,381,134
Restricted cash (Note 2)	40,445,609	-
Investment in marketable securities	1,047,708	-
Investment in treasury contracts	788,873
Restricted escrows	643,085	-
Accounts and rents receivable (net of allowance of $33,047 and $0 as of June 30, 2004 and December 31, 2003, respectively)	6,292,894	1,147,551
Due from affiliates	1,553,689	918,750
Note receivable	15,600,975	7,552,155
Acquired in-place lease intangibles (net of accumulated amortization of $2,345,767 and $51,773 as of June 30, 2004 and December 31, 2003, respectively)	94,495,448	8,753,908
Acquired above market lease intangibles (net of accumulated amortization of $818,404 and $5,227 as of June 30, 2004 and December 31, 2003, respectively)	24,296,377	1,590,446
Loan fees (net of accumulated amortization of $665,087 and $24,835 as of June 30, 2004 and December 31, 2003, respectively)	3,474,737	1,434,160
Other assets	51,021,601	3,744,642

Total assets	$1,532,426,247	$212,102,163

See accompanying notes to consolidated financial statements.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Balance Sheets
(continued)

June 30, 2004 and December 31, 2003

Liabilities and Stockholders' Equity
	June 30, 2004
	(unaudited)	December 31, 2003
Liabilities:
Accounts payable	$2,079,367	$150,332
Accrued offering costs due to affiliates	468,907	1,369,366
Accrued interest payable	1,088,198	-
Tenant improvements payable	2,042,004	4,845
Accrued real estate taxes	5,833,125	1,392,069
Distributions payable	4,317,876	927,539
Security deposits	1,271,174	108,189
Mortgages	588,631,295	29,627,000
Line of credit	110,000,000	5,000,000
Prepaid rental income and other liabilities	2,435,385	178,676
Advances from sponsor	1,253,477	1,202,519
Acquired below market lease intangibles (net of accumulated amortization of $917,999 and $15,386 as of June 30, 2004 and December 31, 2003, respectively)	49,259,626	5,910,413
Restricted cash liability (Note 2)	19,996,787	-
Due to affiliates	318,000	2,502,436

Total liabilities	788,995,221	48,373,384

Stockholders' equity:
Preferred stock, $.001 par value, 10,000,000 shares authorized, none outstanding	-	-
Common stock, $.001 par value, 250,000,000 shares authorized, 85,098,440 and 18,737,141 shares issued and outstanding as of June 30, 2004 and December 31, 2003, respectively	85,098	18,737
Additional paid-in capital (net of offering costs of $93,674,110 and $22,144,814 as of June 30, 2004 and December 31, 2003, respectively, of which $70,096,693 and $16,859,779 was paid or accrued to affiliates as of June 30, 2004 and December 31, 2003, respectively)	759,254,752	165,168,650
Accumulated distributions in excess of net income/(loss)	(15,956,532)	(1,458,608)
Accumulated other comprehensive income	47,708	-

Total stockholders' equity	743,431,026	163,728,779
Commitments and contingencies (Note 11)
Total liabilities and stockholders' equity	$1,532,426,247	$212,102,163

See accompanying notes to consolidated financial statements.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Operations

For the three and six months ended June 30, 2004, three months ended June 30, 2003 and the period from March 5, 2003 (inception) through June 30, 2003
(unaudited)
	Three months ended	Three months ended	Six months ended	Period from March 5, 2003 (inception) through
	June 30, 2004	June 30, 2003	June 30, 2004	June 30, 2003
Income:
Rental income, including above and below market lease costs	$15,332,713	-	$ 22,885,718	-
Real estate tax recovery income	1,710,281	-	2,617,011	-
Common area costs recovery income	2,341,231	-	3,182,289	-
Additional rental income	290,189	-	295,509	-
Other income	14,709	-	15,939	-
Interest income	246,855	-	456,462	-
Total income	19,935,978	-	29,452,928	-
Expenses:
Professional services	99,714	-	156,130	-
General and administrative expenses to affiliates	348,133	450	784,142	2,250
General and administrative expenses to non-affiliates	73,053	-	373,995	7,500
Property operating expenses to affiliates	740,857	-	1,154,272	-
Property operating expenses to non- affiliates	1,876,074	-	2,496,063	-
Real estate taxes	2,026,543	-	3,014,011	-
Interest	5,798,856	-	8,357,449	-
Depreciation	4,894,432	-	7,493,738	-
Amortization	1,841,033	-	2,934,613	-
Acquisition cost expenses to affiliates	16,720	-	70,089	-
Acquisition cost expenses to non- affiliates	109,190	-	471,285	-
Total expenses	17,824,605	450	27,305,787	9,750
Net income (loss)	$2,111,373	$ (450)	$ 2,147,141	$ (9,750)
Other comprehensive income:
Unrealized gain on investment securities	47,708	-	47,708	-
Comprehensive income (loss)	$2,159,081	$ (450)	$ 2,194,849	$ (9,750)

Net income(loss) per common share, basic and diluted	$.04	$ (.02)	$ .04	$ (.49)
Weighted average number of common shares outstanding, basic and diluted	59,688,094	20,000	48,805,229	20,000

See accompanying notes to consolidated financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statement of Stockholders' Equity

For the six month period ended June 30, 2004

(unaudited)
	Number of Shares	Common Stock	Additional Paid-in Capital	Accumulated Distributions in excess of Net Income (Loss)	Accumulated Other Comprehensive Income	Total

Balance at December 31, 2003	$18,737,141	$18,737	$165,168,650	$(1,458,608)	$-	$163,728,779

Net income	-	-	-	2,147,141	-	2,147,141
Unrealized gain on investment securities	-	-	-	-	47,708	47,708
Distributions declared	-	-	-	(16,645,065)	-	(16,645,065)
Proceeds from offering	65,632,103	65,632	655,981,999	-	-	656,047,631
Offering costs	-	-	(71,529,296)	-	-	(71,529,296)
Proceeds from dividend reinvestment program	729,196	729	6,926,631	-	-	6,927,360
Forgiveness of affiliate debt			2,369,139			2,369,139
Issuance of stock options and discounts on shares issued to affiliates	-	-	337,629	-	-	337,629

Balance at June 30, 2004	$85,098,440	$85,098	$759,254,752	$(15,956,532)	$47,708	$743,431,026

See accompanying notes to consolidated financial statements.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Cash Flows

For the six months ended June 30, 2004, and the period from March 5, 2003 (inception) through June 30, 2003.
(unaudited)
	Six months ended	Period from March 5, 2003 (inception) through
	June 30, 2004	June 30, 2003
Cash flows from operations:
Net income (loss)	$2,147,141	$(9,750)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	7,493,738	-
Amortization	2,934,613	-
Amortization of acquired above market leases	813,177	-
Amortization of acquired below market leases	(902,613)	-
Rental income under master leases	363,940	-
Straight line rental income	(752,757)	-
Issuance of stock options and discount on shares issued to affiliates	337,629	2,250
Realized loss on sale of treasury contracts	1,346,502
Changes in assets and liabilities:
Accounts and rents receivable net of change in allowance of $33,047 and $0 for June 30, 2004 and June 30, 2003, respectively.	(4,392,586)	-
Other assets	(1,614,964)	-
Accounts payable	1,372,477	-
Accrued interest payable	1,088,198	-
Accrued real estate taxes	2,042,475	-
Security deposits	1,162,985	-
Prepaid rental and recovery income and other liabilities	2,256,709	7,500
Net cash flows provided by operating activities	15,696,664	-
Cash flows used in investing activities:
Purchase of investment securities and treasury contracts	(3,135,375)	-
Restricted escrows	(643,085)	-
Purchase of investment properties	(1,023,122,692)	-
Payment of leasing fees	(22,200)
Tenant improvements payable	1,515,802	-
Acquired above market leases	(23,519,108)	-
Acquired in-place lease intangibles	(88,035,534)	-
Acquired below market leases	44,251,826	-
Other assets	(38,167,012)	-
Funding of note receivable	(15,600,975)	-
Due to affiliate	(2,184,436)	-
Net cash flows used in investing activities	(1,148,662,789)	-

See accompanying notes to financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Cash Flows
(continued)

For the six months ended June 30, 2004, and the period from March 5, 2003 (inception) through June 30, 2003
(unaudited)
	Six months ended	Period from March 5, 2003 (inception) through
	June 30, 2004	June 30, 2003
Cash flows from financing activities:
Proceeds from offering	658,416,770	200,000
Proceeds from the dividend reinvestment program	6,927,360	-
Payment of offering costs	(71,873,197)	-
Proceeds from mortgage debt	541,452,574	-
Proceeds from unsecured line of credit	105,000,000	-
Restricted cash collateral	(20,448,822)	-
Loan fees and deposits	(10,153,979)	-
Distributions paid	(13,254,728)	-
Due from affiliates	1,785,158	-
Forgiveness of affiliate debt	(2,369,139)	-
Net cash flows provided by financing activities	1,195,481,997	200,000

Net increase in cash and cash equivalents	62,515,872	200,000
Cash and cash equivalents, at beginning of period	64,381,134	-

Cash and cash equivalents, at end of period	$126,897,006	$200,000

Supplemental disclosure of cash flow information:

Cash paid for interest	$5,922,749	$-

Restricted cash	$(19,996,787)	$-
Restricted cash liability	19,996,787	-

Supplemental schedule of non-cash investing and financing activities:

Purchase of investment properties	$(1,051,146,506)	$-
Assumption of mortgage debt	17,551,721	-
Write-off of acquisition reserve	521,357	-
Purchase price adjustments	2,398,581	-
Conversion of mortgage receivable to investment property	7,552,155	-

	$(1,023,122,692)	$-

Distributions payable	$4,317,876	$-

Accrued offering costs payable	$1,025,465	$691,911

See accompanying notes to financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

(1)  Organization

Inland Western Retail Real Estate Trust, Inc. (the "Company") was formed on March 5, 2003 to acquire and manage a diversified portfolio of real estate, primarily multi-tenant shopping centers. The Advisory Agreement provides for Inland Western Retail Real Estate Advisory Services, Inc. (the "Advisor"), an Affiliate of the Company, to be the Advisor to the Company. On September 15, 2003, the Company commenced an initial public offering of up to 250,000,000 shares of common stock at $10 each and the issuance of 20,000,000 shares at $9.50 each which may be distributed pursuant to the Company's distribution reinvestment program.

The Company is qualified and has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended, for federal income tax purposes commencing with the tax year ending December 31, 2003. Since the Company qualifies for taxation as a REIT, the Company generally will not be subject to federal income tax to the extent it distributes at least 90% of its REIT taxable income to its stockholders. If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax on its taxable income at regular corporate tax rates. Even if the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income and property and federal income and excise taxes on its undistributed income.

The Company provides the following programs to facilitate investment in the Company's shares and to provide limited liquidity for stockholders.

The Company allows stockholders who purchase shares in the offering to purchase additional shares from the Company by automatically reinvesting distributions through the distribution reinvestment program ("DRP"), subject to certain share ownership restrictions. Such purchases under the DRP are not subject to selling commissions or the marketing contribution and due diligence expense allowance, and are made at a price of $9.50 per share.

The Company will repurchase shares under the share repurchase program ("SRP"), if requested, at least once quarterly on a first-come, first-served basis, subject to certain restrictions. Subject to funds being available, the Company will limit the number of shares repurchased during any calendar year to 5% of the weighted average number of shares outstanding during the prior calendar year. Funding for the SRP will come exclusively from proceeds that the Company receives from the sale of shares under the DRP and such other operating funds, if any, as the Company's board of directors, at its sole discretion, may reserve for this purpose. The board, at its sole discretion, may choose to terminate the share repurchase program after the end of the offering period, or reduce the number of shares purchased under the program, if it determines that the funds allocated to the SRP are needed for other purposes, such as the acquisition, maintenance or repair of properties, or for use in making a declared distribution. A determination by the board to eliminate or reduce the share repurchase program will require the unanimous affirmative vote of the independent directors. As of June 30, 2004, no shares have been repurchased by the Company.

The accompanying consolidated financial statements include the accounts of the Company, as well as all wholly owned subsidiaries. Wholly owned subsidiaries generally consist of limited liability companies ("LLC's"). The effects of all significant intercompany transactions have been eliminated.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

(continued)

(2)  Summary of Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. Readers of this Quarterly Report should refer to the audited financial statements of Inland Western Retail Real Estate Trust, Inc. for the fiscal year ended December 31, 2003, which are included in the Company's 2003 Annual Report, as certain footnote disclosures contained in such audited financial statements have been omitted from this Report.

Certain reclassifications have been made to the 2003 financial statements to conform to the 2004 presentations.

The Company classifies its investment in securities in one of three categories: trading, available-for-sale, or held-to-maturity. Trading securities are bought and held principally for the purpose of selling them in the near term. Held-to-maturity securities are those securities in which the Company has the ability and intent to hold the security until maturity. All securities not included in trading or held-to-maturity are classified as available for sale. Investment in securities at June 30, 2004 consists of common stock investments and is classified as available-for-sale securities and is recorded at fair value. Unrealized holding gains and losses on available-for-sale securities are excluded from earning and reported as a separate component of other comprehensive income until realized. Realized gains and losses from the sale of available-for-sale securities are determined on a specific identification basis. A decline in the market value of any available-for-sale security below cost that is deemed to be other than temporary, results in a reduction in the carrying amount to fair value. The impairment is charged to earnings and a new costs basis for the security is established. To determine whether an impairment is other than temporary, the Company considers whether it has the ability and intent to hold the investment until a market price recovery and considers whether evidence indicating the cost of the investment is recoverable outweighs evidence to the contrary. Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the impairment, changes in value subsequent to year end and forecasted performance of the investee. Of the investment securities held on June 30, 2004, the Company has accumulated other comprehensive income of $47,708. The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents and are carried at cost, which approximates market.

The Company enters into interest rate futures contracts or treasury contracts as a means of reducing our exposure to rising interest rates. At inception, contracts are evaluated in order to determine if they will qualify for hedge accounting treatment and will be accounted for either on a deferral, accrual or market value basis depending on the nature of our hedge strategy and the method used to account for the hedged item. Hedge criteria include demonstrating the manner in which the hedge will reduce risk, identifying the specific asset, liability or firm commitment being hedged, and citing the time horizon being hedged.

During the second quarter of 2004, the Company entered into treasury contracts with a futures commission merchant with a total notional amount of $95.0 million with yields ranging from 3.85% for 5 year treasury contracts to 4.63% for 10 year treasury contracts and maturities at various dates in 2004. The amount required to be on deposit at June 30, 2004 for these treasury contracts had a cost basis and liquidation value of $2,137,000 and $789,000, respectively. As these treasury contracts are not offsetting future commitments and therefore do not qualify as hedges, the net loss of approximately $1,348,000 at June 30, 2004 is recognized currently in earnings and is included in interest expense in the Consolidated Statement of Operations.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

(continued)

The Company allocates the purchase price of each acquired investment property between land, building and improvements, acquired above market and below market leases, in-place lease value, and any assumed financing that is determined to be above or below market terms. In addition, we allocate a portion of the purchase price to the value of the customer relationships and as of June 30, 2004, no cost has been allocated to such relationships. The allocation of the purchase price is an area that requires judgment and significant estimates. The Company uses the information contained in the independent appraisal obtained at acquisition as the primary basis for the allocation to land and building and improvements. The aggregate value of intangibles is measured based on the difference between the stated price and the property value calculated as if vacant. The Company determines whether any financing assumed is above or below market based upon comparison to similar financing terms for similar investment properties. The Company also allocates a portion of the purchase price to the estimated acquired in-place lease costs based on estimated lease execution costs for similar leases as well as lost rent payments during assumed lease-up period when calculating as if vacant fair values. The Company considers various factors including geographic location and size of leased space. The Company also evaluates each acquired lease based upon current market rates at the acquisition date and considers various factors including geographical location, size and location of leased space within the investment property, tenant profile, and the credit risk of the tenant in determining whether the acquired lease is above or below market lease costs. After an acquired lease is determined to be above or below market lease costs, the Company allocates a portion of the purchase price to such above or below acquired lease costs based upon the present value of the difference between the contractual lease rate and the estimated market rate. The determination of the discount rate used in the present value calculation is based upon the "risk free rate." This discount rate is a significant factor in determining the market valuation which requires the Company's judgment of subjective factors such as market knowledge, economics, demographics, location, visibility, age and physical condition of the property.

The application of SFAS 141 and SFAS 142 resulted in the recognition upon acquisition of additional intangible assets and liabilities relating to real estate acquisitions during the quarter ended June 30, 2004. The portion of the purchase price allocated to acquired above market lease costs and acquired below market lease costs are amortized on a straight line basis over the life of the related lease as an adjustment to rental income. Amortization pertaining to the above market lease costs of $475,574 was applied as a reduction to rental income for the three months ended June 30, 2004 and $813,177 for the six months ended June 30, 2004. Amortization pertaining to the below market lease costs of $545,784 was applied as an increase to rental income for the three months ended June 30, 2004 and $902,613 for the six months ended June 30, 2004.

The portion of the purchase price allocated to acquired in-place lease intangibles is amortized on a straight line basis over the life of the related lease. The Company incurred amortization expense pertaining to acquired in-place lease intangibles of $1,495,955 for the three month period ended June 30, 2004 and $2,293,994 for the six month period ended June 30, 2004.

The table below presents the amortization during the next five years related to the acquired above market lease costs and the below market lease costs for properties owned at June 30, 2004.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
 (continued)
	July 1, 2004 through December 31,
Amortization of:	2004	2005	2006	2007	2008	Thereafter

Acquired above
market lease
costs	$(1,469,181)	(2,938,359)	(2,885,842)	(2,119,421)	(1,980,185)	(12,903,389)

Acquired below
market lease
costs	2,823,964	5,471,188	5,065,985	4,646,973	4,096,500	27,155,016

Net rental income
increase	$1,354,783	2,532,829	2,180,143	2,527,552	2,116,315	14,251,627

Acquired in-place
Lease intangibles	$(4,842,059)	(9,684,122)	(9,684,122)	(9,684,122)	(9,684,122)	(50,916,901)

In conjunction with certain acquisitions, the Company receives payments under master lease agreements pertaining to certain, non-revenue producing spaces either at the time of, or subsequent to, the purchase of some of the Company's properties. Upon receipt of the payments, the receipts are recorded as a reduction in the purchase price of the related properties rather than as rental income. These master leases were established at the time of purchase in order to mitigate the potential negative effects of loss of rent and expense reimbursements. Master lease payments are received through a draw of funds escrowed at the time of purchase and may cover a period from one to three years. These funds may be released to either the Company or the seller when certain leasing conditions are met. Restricted cash includes funds received by third party escrow agents, from sellers, pertaining to master lease agreements and the line of credit cash collateral account (see Note 8). The Company records the third party escrow funds as both an asset and a corresponding liability, until certain leasing conditions are met.

The Company accrues lease termination income if there is a signed termination agreement, all of the conditions of the agreement have been met, and the tenant is no longer occupying the property.

Restricted escrows primarily consist of lenders' restricted escrows and earnout escrows. Earnout escrows are established upon the acquisition of certain investment properties for which the funds may be released to the seller when certain leasing conditions have been met.

Notes receivable relate to real estate financing arrangements and bear interest at a market rate based on the borrower's credit quality and are recorded at face value. Interest is recognized over the life of the note. The Company requires collateral for the notes.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

(continued)

A note is considered impaired pursuant to Financial Accounting Standards Board's Statement of Financial Accounting Standards or SFAS No. 114, Accounting by Creditors for Impairment of a Loan. Pursuant to SFAS No. 114, a note is impaired if it is probable that the Company will not collect all principal and interest contractually due. The impairment is measured based on the present value of expected future cash flows discounted at the note's effective interest rate. The Company does not accrue interest when a note is considered impaired. When ultimate collectibility of the principal balance of the impaired not is in doubt, all cash receipts on impaired notes are applied to reduce the principal amount of such notes until the principal has been recovered and are recognized as interest income, thereafter.

The carrying amount of the Company's debt approximates fair value. The carrying amount of the Company's other financial instruments approximate fair value because of the relatively short maturity of these instruments.

(3)  Transactions with Affiliates

The Advisor contributed $200,000 to the capital of the Company for which it received 20,000 shares of common stock.

As of June 30, 2004 and December 31, 2003, the Company had incurred $93,674,110 and $22,144,814 of offering costs, of which $70,096,693 and $16,859,779, respectively, were paid or accrued to affiliates. Pursuant to the terms of the offering, the Advisor has guaranteed payment of all public offering expenses (excluding sales commissions and the marketing contribution and the due diligence expense allowance) in excess of 5.5% of the gross proceeds of the offering or all organization and offering expenses (including selling commissions) which together exceed 15% of gross proceeds. As of June 30, 2004 and December 31, 2003, offering costs did not exceed the 5.5% and 15% limitations. The Company anticipates that these costs will not exceed these limitations upon completion of the offering.

The Company pays an advisor asset management fee of not more than 1% of the average assets. Average asset value is defined as the average of the total book value of the Company's real estate assets plus the Company's loans receivable secured by real estate, before reserves for depreciation, reserves for bad debt or other similar non-cash reserves. The Company computes the average assets by taking the average of these values at the end of each month for which the fee is being calculated. The fee is payable quarterly in an amount equal to 1/4 of 1% of average assets as of the last day of the immediately preceding quarter. For any year in which the Company qualifies as a REIT, the advisor must reimburse the Company for the following amounts if any: (1) the amounts by which total operating expenses, the sum of the advisor asset management fee plus other operating expenses, paid during the previous fiscal year exceed the greater of: (i) 2% of average assets for that fiscal year, or (ii) 25% of net income for that fiscal year; plus (2) an amount, which will not exceed the advisor asset management fee for that year, equal to any difference between the total amount of distributions to stockholders for that year and the 6% minimum annual return on the net investment of stockholders. The Company neither paid nor accrued such fees because the Advisor agreed to forego such fees for the six months ended June 30, 2004.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

(continued)

The Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Advisor and its affiliates relating to the offering. In addition, an affiliate of the Advisor is entitled to receive selling commissions, and the marketing contribution and due diligence expense allowance from the Company in connection with the offering. Such costs are offset against the Stockholders' equity accounts. Such costs totaled $70,096,693 as of June 30, 2004, of which $468,907 was unpaid at June 30, 2004.

The Advisor and its affiliates are entitled to reimbursement for general and administrative costs of the Advisor and its affiliates relating to the Company's administration. Such costs are included in general and administrative expenses to affiliates, professional services to affiliates, and acquisition cost expenses to affiliates, in addition to costs that were capitalized pertaining to property acquisitions. For the three month period ended June 30, 2004 and the six month period ended June 30, 2004, the Company incurred $371,336 and $637,359 of these costs, respectively, of which $218,000 remained unpaid as of June 30, 2004.

An affiliate of the Advisor provides loan servicing to the Company for an annual fee. The agreement allows for annual fees totaling .03% of the first $1 billion in mortgage balance outstanding and .01% of the remaining mortgage balances, payable monthly. Such fees totaled $17,065 for the three months ended June 30, 2004 and $21,276 for the six months ended June 30, 2004, respectively.

The Company used the services of an affiliate of the Advisor to facilitate the mortgage financing that the Company obtained on some of the properties purchased. The Company pays the affiliate .02% of the principal amount of each loan obtained on the Company's behalf. Such costs are capitalized as loan fees and amortized over the respective loan term. For the three months ended June 30, 2004 and for the six months ended June 30, 2004, the Company paid loan fees totaling $754,229 and $1,122,042 to this affiliate, respectively.

The property managers, entities owned principally by individuals who are affiliates of the Advisor, are entitled to receive property management fees totaling 4.5% of gross operating income, for management and leasing services. The Company incurred property management fees of $740,857 and $1,154,272 for the three and six months ended June 30, 2004, respectively. None remained unpaid as of June 30, 2004.

The Company established a discount stock purchase policy for affiliates of the Company and the Advisor that enables the affiliates to purchase shares of common stock at a discount at either $8.95 or $9.50 per share depending on when the shares are purchased. The Company sold 70,933 and 510,839 shares to affiliates and recognized an expense related to these discounts of $36,129 and $336,129 for the three and six months ended June 30, 2004, respectively.

As of June 30, 2004 and December 31, 2003 the Company was due funds from affiliates in the amount of $1,553,689 and $918,750, respectively which is comprised of $1,551,739 and $845,000, respectively, which is due from the sponsor for reimbursement of a portion of distributions paid in 2004. The remaining $1,950 and $73,750 as of June 30, 2004 and December 31, 2003, respectively is due from an affiliate for costs paid on their behalf by the Company. The sponsor has agreed to advance funds to the Company for a portion of distributions paid to the Company's shareholders until funds from operations are adequate to cover the distributions. The Sponsor forgave $2,369,139 of these amounts during the second quarter of 2004 and these funds are no longer due and are recorded as a contribution to capital in the accompanying consolidated financial statements. As of June 30, 2004 the Company owed funds to the sponsor in the amount of $1,253,477 for repayment of these advances.

As of June 30, 2004 and December 31, 2003 the Company owed funds to an affiliate in the amount of $100,000 and $2,154,158, respectively, for the reimbursement of costs paid by the affiliate on behalf of the Company. Both amounts were repaid during 2004.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
 (continued)

(4)  Stock Option Plan

The Company has adopted an Independent Director Stock Option Plan which, subject to certain conditions, provides for the grant to each independent director of an option to acquire 3,000 shares following their becoming a director and for the grant of additional options to acquire 500 shares on the date of each annual stockholders' meeting. The options for the initial 3,000 shares are exercisable as follows: 1,000 shares on the date of grant and 1,000 shares on each of the first and second anniversaries of the date of grant. The subsequent options will be exercisable on the second anniversary of the date of grant. The initial options will be exercisable at $8.95 per share. The subsequent options will be exercisable at the fair market value of a share on the last business day preceding the annual meeting of stockholders. As of June 30, 2004 and December 31, 2003 we have issued 3,500 and 3,000 options, respectively, to acquire shares to each of our independent directors, for a total of 17,500 and 15,000 options, of which none have been exercised or expired.

(5) Leases

Master Lease Agreements

In conjunction with certain acquisitions, the Company received payments under master lease agreements pertaining to some non-revenue producing spaces at the time of purchase, for periods ranging from three months to three years after the date of purchase or until the spaces are leased. As these payments are received, they are recorded as a reduction in the purchase price of the respective property rather than as rental income. The cumulative amount of such payments was $363,940 as of June 30, 2004.

Operating leases

Minimum lease payments to be received in the future under operating leases, excluding rental income under master lease agreements and assuming no expiring leases are renewed, are as follows:

Minimum Lease
Payments
2004	$62,521,155
2005	75,836,691
2006	72,899,152
2007	67,164,946
2008	61,756,105
Thereafter	365,242,447
Total	$705,420,496

The remaining lease terms range from one year to 55 years. Pursuant to the lease agreements, tenants of the property are required to reimburse the Company for some or all of their pro rata share of the real estate taxes, operating expenses and management fees of the properties. Such amounts are included in additional rental income.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

(continued)

(6) Note Receivable

The note receivable balance of $15,600,975 as of June 30, 2004 consisted of an installment note from Newman Development Group of Gilroy, L.L.C. that matures on July 15, 2005. This note is secured by a first mortgage on Pacheco Pass Shopping Center. Interest only is due in advance on the first of each month at a rate of 6.993% per annum. Upon closing, an interest reserve escrow totaling three months of interest payments was established.

The note receivable balance of $7,552,155 as of December 31 2003 consists of an installment note from Fourth Quarter Properties XIV, LLC (Fourth) that matured on January 15, 2004. This installment note was secured by a 49% interest in Fourth, which owned the remaining portion of the Newnan Crossing shopping center and was also guaranteed personally by the owner of Fourth. Interest only at a rate of 7.6192% per annum was due on the note. The installment note was advanced to Fourth in contemplation of the Company purchasing the remaining portions of Newnan Crossing. The Company did not call the note on January 15, 2004 and subsequently purchased the property on February 13, 2004 at which time the note was paid in full by Fourth as a credit to the purchase price of the property.

(7) Mortgages Payable

Mortgage loans outstanding as of June 30, 2004 were $588,631,295, of which $537,371,295 had fixed rates ranging from 3.96% to 6.20%. The remaining $51,260,000 represented a variable rate loan with a weighted average interest rate of 2.84% at June 30, 2004. Retail properties with a net carrying value of $956,666,641 at June 30, 2004 and related tenant leases are pledged as collateral.

As of June 30, 2004, scheduled maturities for the Company's outstanding mortgage indebtedness have various due dates through December 2012. At June 30, 2004, the weighted average interest rate on the Company's mortgage debt was 4.3%. With the exception of the mortgage loan on Plaza Santa Fe II, all of the Company's mortgage loans as of June 30, 2004 require monthly payments of interest only and may be prepaid with a penalty after specific lockout periods. The mortgage loan on Plaza Santa Fe II requires monthly payments of principal and interest, as well as payments into tax, insurance, and replacement reserve escrows. The loan has no prepayment privileges.

The Company guarantees repayment of $1,083,333 of principal on the Pavilion at King's Grant mortgage debt.

The debt is cross-collateralized among the properties in connection with the financing of Heritage Towne Crossing and Eckerd Drug Stores in Norman and Edmond, OK.

(8)  Line of Credit

On February 6, 2004, the Company increased its unsecured line of credit arrangement with KeyBank N.A. to $225,000,000 from $150,000,000. The funds from this line of credit may be used to provide liquidity from the time a property is purchased until permanent debt is placed on that property. The line requires interest only payments monthly at the rate equal to the London InterBank Offered Rate or LIBOR plus 175 basis points which ranged from 2.875% to 3.125% during the quarter ended June 30, 2004. The Company is also required to pay, on a quarterly basis, an amount ranging from .15% to .30%, per annum, on the average daily undrawn funds under this line. The line of credit requires compliance with certain covenants, such as debt service ratios, minimum net worth requirements, distribution limitations and investment restrictions. As of June 30, 2004, the Company was in compliance with such covenants. In addition to, and in conjunction with these financial covenants, the Company maintains a cash collateral account. Amounts deposited in the cash collateral account provide that loan to value covenants required under the line are not exceeded. Funds may be deposited into and withdrawn from the cash collateral account as the Company's properties are purchased without debt. Amounts deposited in the cash collateral account are included in Restricted Cash on the Consolidated Balance Sheet. There was $20,448,822 deposited in

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

(continued)

the cash collateral account which was required by the lender as of June 30, 2004. The outstanding balance on the line of credit was $110,000,000 as of June 30, 2004 at a weighted average interest rate of 3.01% per annum.

(9)  Segment Reporting

The Company owns and seeks to acquire multi-tenant shopping centers primarily in the western United States. The Company's shopping centers are typically anchored by discount retailers, home improvement retailers, grocery and drugstores complemented with additional stores providing a wide range of other goods and services to shoppers.

The Company assesses and measures operating results on an individual property basis for each of its properties based on net property operations. Since all of the Company's properties exhibit highly similar economic characteristics, cater to the day-to-day living needs of their respective surrounding communities, and offer similar degrees of risk and opportunities for growth, the properties have been aggregated and reported as one operating segment.

Net property operations are summarized in the following table for the three and six months ended June 30, 2004, along with a reconciliation to net income.
	Six months ended	Three months ended
	June 30, 2004	June 30, 2004
Property rental income and additional rental income	$28,980,527	$19,674,414
Total property operating expenses	(6,664,346)	(4,643,474)
Interest expense	(8,357,449)	(5,798,856)

Net property operations	13,958,732	9,232,084

Interest income	456,462	14,709
Less non-property expenses:
Professional services	(156,130)	(99,714)
General and administrative expenses	(1,158,137)	(421,186)
Acquisition cost expenses to affiliates	(541,374)	(125,910)
Depreciation and amortization	(10,428,351)	(6,735,465)
Other income (expense)	15,939	246,855

Net income	$2,147,141	$2,111,373

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

(continued)

The following table summarizes property asset information as of June 30, 2004 and December 31, 2003.
	June 30, 2004	December 31, 2003
Total assets:
Shopping centers	$1,367,535,186	$142,804,128
Non-segment assets	164,891,061	69,298,035

	$1,532,426,247	$212,102,163

The Company does not derive any of its consolidated revenue from foreign countries and does not have any major customers that individually account for 10% or more of the Company's consolidated revenues.

(10)  Earnings (loss) per Share

Basic earnings (loss) per share ("EPS") is computed by dividing income by the weighted average number of common shares outstanding for the period (the "common shares"). Diluted EPS is computed by dividing net income (loss) by the common shares plus shares issuable upon exercising options or other contracts. As a result of the net loss incurred in 2003, diluted weighted average shares outstanding do not give effect to common stock equivalents as to do so would be anti-dilutive. As of June 30, 2004, options to purchase 15,000 shares of common stock at an exercise price of $8.95 per share were outstanding. These options were not included in the computation of basic or diluted EPS as the effect would be immaterial.

The basic and diluted weighted average number of common shares outstanding were 59,688,094 for the three months ended June 30, 2004 and 48,805,229 for the six months ended June 30, 2004.

(11)  Commitments and Contingencies

The purchase and sale contract for Pavilion at King's Grant, provides that if anytime during the period January 1, 2004 through December 31, 2007 the tenant Toys R' Us should increase its base rent up to a maximum amount of $250,000 and no decrease has occurred in their requirement to pay for a certain percentage of expenses at the property, then the Company would be obligated to pay the seller additional funds related to the purchase based on an agreed income capitalization formula. The Company has not reserved any funds for this contingency.

In connection with the purchase of Stony Creek Market Place, the Company is obligated to purchase the Seller's interest in the leases if the Seller exercises the right to develop and lease a vacant 50,000 pad site within 48 months after the closing date of December 8, 2003, which was included in the purchase of the property. In connection with the purchase of Newnan Crossing, the Company is obligated to purchase the remaining portion of the shopping center that is currently under construction, once construction has been completed and a major tenant has moved in and commenced payment of rent, with the additional purchase price based on an agreed upon income capitalization formula. In connection with the purchase of Arvada Connection and Arvada Marketplace, the Company is obligated to purchase a parcel of the shopping center that may be redeveloped by the Seller within the next three years. If the Seller does not redevelop the parcel by the end of the redevelopment period, then the Company is obligated to purchase the parcel for $750,000. In connection with the purchase of Eastwood Towne Center, the Company is obligated to pay the remaining purchase price of $3,836,317 once a major tenant's base rent increases upon two shadow anchor's commencement of operations. In connection with the purchase of Watauga Pavilion, the Company is obligated to pay the remaining purchase price of $2,146,000 once a major tenant has moved in and commenced payment of rent. In connection with the purchase of John's Creek Village, the Company is obligated to pay the remaining purchase price of $13,385,390 once the remaining vacancies have been leased and the respective tenants have moved in and commenced payment of rent. The Company has not reserved any funds for these contingencies.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

(continued)

In connection with the purchase of Dorman Center, the Company was obligated to purchase a portion of the shopping center that was under construction, once construction was completed and the respective tenants had moved in and commenced payment of rent, with the additional purchase price of the center based on an agreed upon income capitalization formula. As part of the commitment to purchase this remaining portion of the shopping center, the Company had deposited one million dollars of earnest money with the Seller. In addition, in conjunction with the financing of Dorman Center on April 20, 2004, the Company was required to obtain a $3.65 million irrevocable letter of credit for a one year period. Once the Company purchased the remaining portion of Dorman Center, and met certain occupancy requirements, the letter of credit will be released. On July 16, 2004, the Company purchased the remaining portion of Dorman Center and the irrevocable letter of credit is still outstanding as the occupancy requirements had not been met as of July 31, 2004.

In connection with the purchase of Low Country Village, the Company is obligated to purchase a portion of the shopping center that is currently under construction, once construction has been completed and the respective tenants have moved in and commenced payment of rent, with the additional purchase price of the center based on an agreed upon income capitalization formula. As part of the commitment to purchase this remaining portion of the shopping center, the Company had deposited $300,000 of earnest money with an escrow agent. In addition the Company is obligated to pay the remaining purchase price on the first phase based on an income capitalization formula not to exceed $1,355,096 once the remaining vacancies have been leased and the respective tenants have moved in and commenced payment of rent.

In connection with the note receivable related to Pacheco Pass, when the note receivable is repaid, the Company is obligated to purchase the property for approximately $24,000,000.

In connection with the purchase of Larkspur Landing, the Company assumed a liability in the amount of $1,982,504 for tenant improvements and leasing commission obligations. As of June 30, 2004, the remaining liability after disbursements is $1,375,521.

The Company is currently considering acquiring 13 properties for an estimated purchase price of $501,000,000. The Company's decision to acquire each property will generally depend upon no material adverse change occurring relating to the property, the tenants or in the local economic conditions and the Company's receipt of satisfactory due diligence information including appraisals, environmental reports and lease information prior to purchasing the property.

(12)  Subsequent Events

The Company issued 15,834,545 shares of common stock from July 1, 2004 through July 31, 2004 in connection with the offering, resulting in gross proceeds of $158,220,959.

On July 12, 2004, the sponsor repaid a portion of its payable to the Company in the amount of $298,262.

The Company paid distributions of $4,317,876 to its stockholders in July 2004.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

(continued)

The Company has acquired the following properties or joint venture interests in properties during the period July 1 to July 31, 2004. The respective acquisitions are summarized in the table below.

Date		Year	Approximate Purchase Price	Gross Leasable Area
Acquired	Property	Built	($)	(Sq. Ft.)	Major Tenants

07/01/04	The Shops at Boardwalk	2003/ 2004	36,642,049	122,413	Borders Books

07/02/04	Shoppes of Dallas	2004	13,052,126	70,610	Publix

07/13/04	Wilshire Plaza III	2004	5,750,000	88,248	Kohl's

07/14/04	Cranberry Square	1996 - 1997	20,219,563	195,566	Dick's Sporting Goods Toys R Us Best Buy Barnes & Noble Office Max

07/16/04	Dorman Center Phase II	2004	7,081,662	37,200	Shoe Carnival

07/19/04	Tollgate Marketplace	1977/ 1994	72,300,000	393,395	Giant Food JoAnn Fabrics

07/21/04	Gateway Plaza	2000	33,025,276	358,193	Kohl's

07/21/04	Gateway Village	1996	49,513,455	273,904	Safeway Burlington Coat Factory Best Buy

07/21/04	Towson Circle	1988	28,450,000	116,954	Barnes & Noble Bally Fitness

07/21/04	Wal-Mart Supercenter	2004	12,935,000	183,211	Wal-Mart SuperCenter

07/22/04	Wrangler Company Western Headquarters	1993	18,476,792	316,800	Wrangler

07/26/04	Plaza at Marysville	1995	21,266,000	115,656	Safeway

07/27/04	Forks Town Center	2002	18,198,701	87,560	Giant Foods

07/30/04	Academy Sports	2004	5,250,000	60,001	Academy Sports

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

(continued)

The Company funded $5,750,000 which represents a portion of the purchase price of a shopping center under construction to be known as Wilshire Plaza III to contain 88,248 gross leasable square feet leased to Kohl's. The Company's total acquisition cost will be approximately $9,850,000. In accordance with the terms of the purchase agreement with the seller, the Company will advance funds for the construction of the retail building in two installments. The Company will receive a 7% return on the original amount funded of $5,750,000 and on additional construction advances to the seller until such time as Kohl's lease commences.

The Company entered into joint venture agreements with the current owners of three shopping centers known as Tollgate Marketplace, Gateway Village, and Towson Circle. The Company made capital contributions to these joint ventures and received equity interests representing majority ownership and operating control of these joint ventures.

The mortgage debt and financings obtained during the period July 1, 2004 to July 31, 2004, are detailed in the list below.

Date Funded	Mortgage Payable	Annual Interest Rate	Maturity Date	Principal Borrowed ($)

07/02/04	John's Creek Village	5.100%	08/01/09	23,300,000

07/02/04	The Shops at Boardwalk	4.130%	07/01/09	20,150,000

07/09/04	Fullerton Metrocenter	5.09%	08/01/09	28,050,000

07/14/04	Northgate North	4.60%	07/01/08	26,650,000

07/16/04	Cranberry Square	4.975%	08/01/09	10,900,000

07/21/04	Gateway Village	LIBOR + 1.13%	07/01/09	27,233,000
		LIBOR + 2.00%	08/01/05	4,225,000

07/21/04	Tollgate Marketplace	LIBOR + 1.20%	06/01/09	39,765,000

07/21/04	Towson Circle	5.10%	07/01/09	15,647,500
		LIBOR + 2.00%	08/01/05	3,550,000

07/21/04	Eckerd Drug Stores (4)	5.275%	08/01/09	6,800,000

07/26/04	Wrangler Company Western Headquarters	5.090%	08/01/09	11,300,000

07/27/04	Pine Ridge Plaza	5.085%	08/01/09	14,700,000

07/30/04	Plaza at Marysville	5.085%	08/01/09	11,800,000

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
June 30, 2004
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions of the properties and the the issue of a note receivable indicated in Note B had occurred on June 30, 2004.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at June 30, 2004, nor does it purport to represent our future financial position. No pro forma adjustments have been made for any potential property acquisitions identified as of September 1, 2004. The Company does not consider these properties as probable under Regulation 3-14 as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of September 1, 2004. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
June 30, 2004
(unaudited)
	Historical (A)	Pro Forma Adjustments	Pro Forma

Assets

Net investment property (B)	$ 1,165,868,245	715,604,000	1,881,472,245
Cash and cash equivalents	126,897,006	27,164,000	154,061,006
Restricted cash	40,445,609	-	40,445,609
Investment in treasury securities	1,047,708	-	1,047,708
Investment in treasury contracts	788,873	-	788,873
Restricted escrows	643,085	-	643,085
Accounts and rents receivable	6,292,894	-	6,292,894
Due from affiliates	1,553,689	-	1,553,689
Note receivables	15,600,975	11,398,000	26,998,975
Acquired in-place lease intangibles (B) (D)	94,495,448	13,850,000	108,345,448
Acquired above market lease intangibles (B) (D)	24,296,377	3,929,000	28,225,377
Loan fees	3,474,737	-	3,474,737
Other assets	51,021,601	(43,536,000)	7,485,601
Total assets	$ 1,532,426,247	728,409,000	2,260,835,247

Liabilities and Stockholder's Equity

Accounts payable	2,079,367	-	2,079,367
Accrued offering costs to affiliates	468,907	-	468,907
Accrued interest payable	1,088,198	-	1,088,198
Tenant improvement payable	2,042,004	-	2,042,004
Accrued real estate taxes	5,833,125	-	5,833,125
Distributions payable	4,317,876	-	4,317,876
Security deposits	1,271,174	-	1,271,174
Mortgage payable (B) (E)	588,631,295	387,233,500	975,864,795
Line of credit	110,000,000	-	110,000,000
Prepaid rent and other liabilities	2,435,385	-	2,435,385
Advances from sponsor	1,253,477	-	1,253,477
Acquired below market lease intangibles (B) (D)	49,259,626	4,483,000	53,742,626
Restricted cash liability	19,996,787	-	19,996,787
Due to affiliates	318,000	-	318,000
Total liabilities	788,995,221	391,716,500	1,180,711,721

Common stock (C)	85,098	38,261	123,359
Additional paid-in capital (net of offering costs) (C)	759,254,752	336,654,239	1,095,908,991
Accumulated distributions in excess of net loss	(15,956,532)	-	(15,956,532)
Accumulated other comprehensive income	47,708	-	47,708

Total stockholders' equity	743,431,026	336,692,500	1,080,123,526

Total liabilities and stockholder's equity	$ 1,532,426,247	728,409,000	2,260,835,247

See accompanying notes to pro forma consolidated balance sheet.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
June 30, 2004
(unaudited)

(A) The historical column represents our Consolidated Balance Sheet as of June 30, 2004 as filed with the Securities Exchange Commission on Form 10-Q. As of June 30, 2004, the Company had sold 85,078,440 shares to the public and 748,245 shares were issued pursuant to the Company's distribution reinvestment program. As a result, the Company received $850,039,770 of gross offering proceeds. In addition, the Company received the Advisor's capital contribution of $200,000 for which the Advisor was issued 20,000 shares.

(B) The pro forma adjustments reflect the acquisition of the following properties. Included in the acquisitions are the following properties which did not have a completed Regulation S-X Rule 3-14 audit: The Columns, Mitchell Ranch Plaza, Governor's Marketplace and Manchester Meadows. In addition, as of September 1, 2004, Boulevard at Capital Centre was still a potential acquisition. The mortgages payable represent mortgages obtained from a third party, either assumed as part of the acquisition or subsequent to acquisition. No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant:
	Acquisition Price	Mortgage Payable
The Shops at Boardwalk	$ 36,642,000	20,150,000
Shoppes of Dallas	13,052,000	-
Kohl's- Wilshire Plaza III	5,750,000	-
Cranberry Square	20,220,000	10,900,000
Dorman Centre - Phase II	7,082,000	-
Tollgate Marketplace	72,300,000	39,765,000
Gateway Village (Loan Note A)	49,513,000	27,233,000
Gateway Village (Loan Note B)		4,225,000
Towson Circle (Loan Note A)	28,450,000	15,647,500
Towson Circle (Loan Note B)		3,550,000
Gateway Plaza	33,025,000	-
Wal-Mart Supercenter - Blytheville	12,935,000	7,100,000
Wrangler Company Western Headquarters	18,477,000	11,300,000
Plaza at Marysville	21,266,000	11,800,000
Forks Town Center	18,199,000	10,395,000
Academy Sports - Houma	5,250,000	2,920,000
Wal-Mart Supercenter - Jonesboro	10,853,000	6,088,500
Reisterstown Road Plaza	88,462,000	49,650,000
Village Shoppes at Simonton	13,750,000	-
Manchester Meadows	56,200,000	31,065,000
Governor's Marketplace	32,654,000	20,625,000
Mitchell Ranch Plaza	34,000,000	-
The Columns	20,770,000
Boulevard Capital Centre	130,050,000	-

Total	$ 728,900,000	272,414,000

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
June 30, 2004
(unaudited)

(continued)

Allocation of net investments in properties:

Land	$ 81,372,000
Building and improvements	634,232,000
Acquired in-place lease intangibles	13,850,000
Acquired above market lease intangibles	3,929,000
Acquired below market lease intangibles	(4,483,000)

Total	$ 728,900,000

(C) Additional offering proceeds of $382,610,000, net of additional offerings costs of $45,917,500 are reflected as received as of June 30, 2004, prior to the purchase of the properties and are limited to offering proceeds necessary to acquire the properties and offering proceeds actually received as of September 1, 2004. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

(D) Acquired intangibles represent above and below market leases and the difference between the property valued with the existing in-place leases and the property valued as if vacant. The value of the acquired leases will be amortized over the lease term.

(E) Additional mortgages payable of $387,233,500 reflected as funded as of June 30, 2004, includes $272,414,000 of mortgages payable obtained subsequent to the acquisition of the properties described in (B) and $114,819,500 of new financing placed on previously acquired properties.

(F) No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

(G) Change in other assets of $43,536,000 reflected as a change as of June 30, 2004, includes $5,861,000 of prepaid loan fees applied to mortgage payables obtained subsequent to the acquisition of the properties described in (B), and $37,675 000 of advance purchase deposits on properties purchased as described in (B).

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2004
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2003 or the date significant operations commenced. No pro forma adjustments have been made for any potential property acquisitions identified as of September 1, 2004. The Company does not consider these properties as probable under Rule 3-14 as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of September 1, 2004. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties. No pro forma adjustments were made for Eckerd - Greer, Eckerd - Kill Devil Hills, Eckerd - Columbia, Eckerd - Crossville, Kohl's - Wilshire Plaza III or Academy Sports - Houma, as the properties were completed in 2004 and there were no significant operations prior to our acquisition. No pro forma adjustments were made related to the Pacheo Pass and Quakertown notes receivable as the properties were completed in 2004 and there were no significant operations prior to our funding of the notes receivable.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the six months ended June 30, 2004 nor does it purport to represent our future results of operations.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2004

(unaudited)
	Historical (A)	Pro Forma Adjustments (B)	Pro Forma

Rent	$ 22,885,718	45,375,681	68,261,399
Additional rent	6,110,748	10,142,682	16,253,430
Interest	456,462	-	456,462

Total income	29,452,928	55,518,363	84,971,291

General and administrative expenses	1,314,267	-	1,314,267
Advisor asset management fee (C)	-	-	-
Property operating	5,510,074	16,210,458	21,720,532
Management fee (F)	1,154,272	2,481,244	3,635,516
Interest expense(H)	8,357,449	14,201,307	22,558,756
Depreciation (D)	7,493,738	17,718,382	25,212,120
Amortization (G)	2,934,613	3,204,241	6,138,854
Acquisition cost expenses	541,374	-	541,374

Total expenses	27,305,787	53,815,632	81,121,419

Net income	$ 2,147,141	1,702,731	3,849,872

Unrealized gain/loss on investment securities	47,708		47,708

Comprehensive income	2,194,849	1,702,731	3,897,580

Weighted average number of shares of common stock outstanding, basic and diluted (E)	48,805,229		123,359,000

Net income per share, basic and diluted (E)	0.04		0.03

See accompanying notes to pro forma consolidated statement of operations.

Inland Western Retail Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2004
(unaudited)

(A) The historical information represents the historical statement of operations of the Company for the period from January 1, 2004 to June 30, 2004 as filed with the Securities Exchange Commission on Form 10-Q.

(B) Total pro forma adjustments for acquisitions consummated as of September 1, 2004 are as though the properties were acquired January 1, 2003. No adjustment was made for Eckerd - Greer, Eckerd - Kill Devil Hills, Eckerd - Columbia, Eckerd - Crossville, Kohl's - Wilshire Plaza III or Academy Sports - Houma, as the properties were completed in 2004 and there were no significant operations prior to our acquisition. No pro forma adjustments were made related to the Pacheo Pass and Quakertown notes receivable as the properties were completed in 2004 and there were no significant operations prior to our funding of the notes receivable.

	Gross Income and Direct Operating Expenses (1)	Pro Forma Adjustments	Total Pro Forma Adjustments

Rent	$ 46,466,112	(1,090,431)	45,375,681
Additional Rent	10,142,682	-	10,142,682

Total Income	56,608,794	(1,090,431)	55,518,363

Advisor Fee	-	-	-
Property operating	16,210,458	-	16,210,458
Management fee	-	2,481,244	2,481,244
Interest expense	-	14,201,307	14,201,307
Depreciation	-	17,718,382	17,718,382
Amortization	-	3,204,241	3,204,241

Total Expenses	16,210,458	37,605,174	53,815,632

Net Income (loss)	$ 40,398,336	(38,695,605)	1,702,731

(1) Unaudited combined gross income and direct operating expenses based on information provided by the Seller for the following properties:

Newman Crossing II, Hickory Ridge, CorWest Plaza, Metro Square (Super Value) Center, Larkspur Landing, North Ranch Pavilion, La Plaza Del Norte, MacArthur Crossing, Promenade at Red Cliff, Peoria Crossings, Dorman Center - Phase I, Heritage Towne Crossing, Paradise Valley Marketplace, Best on the Boulevard, Bluebonnet Parc, North Rivers Town Center, Alison's Corner, Arvada Connection and Arvada Marketplace, Eastwood Town Center, Watauga Pavilion, Northpointe Plaza, Plaza Santa Fe II, Pine Ridge Plaza, Huebner Oaks Center, John's Creek Village, Lakewood Towne Center, Shoppes at Prominence Point, Northgate North, Davis Towne Crossing, Fullerton Metrocenter, Low Country Village, The Shops at Boardwalk, Shoppes of Dallas, Cranberry Square, Dorman Center - Phase II, Tollgate Marketplace, Gateway Village, Towson Circle, Wal-Mart Supercenter - Blytheville, Wrangler Company Western Headquarters, Gateway Plaza, Plaza at Marysville, Forks Town Center, Wal-Mart Supercenter - Jonesboro, Reisterstown Road Plaza, Village Shoppes at Simonton, Manchester Meadows, Governor's Marketplace, Mitchell Ranch Plaza, The Columns, and Boulevard at Capital Centre.

(C) The advisor asset management fee is expected to be subordinated to the shareholders' receipt of a stated return thus no amount is reflected.

Inland Western Retail Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2004 (continued)
(unaudited)

(D) Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight line basis over the life of the related leases as an adjustment to rental income. Other leasing costs, tenant improvements and in-place lease intangibles will be amortized on a straight line basis over the life of the related leases as a component of amortization expense.

(E) The pro forma weighted average shares of common stock outstanding for the six months ended June 30, 2004 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

(F) Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement.

(G) The value of the acquired leases will be amortized over the lease term.

(H) The pro forma adjustments relating to interest expense were based on the following debt terms:
	Mortgage Payable	Interest Rate	Maturity Date
The Shops at Boardwalk	$ 20,150,000	4.130%	08/09
Cranberry Square	10,900,000	4.975%	08/09
Tollgate Marketplace	39,765,000	LIBOR + 120	07/09
Gateway Village (Loan Note A)	27,233,000	LIBOR + 113	07/09
Gateway Village (Loan Note B)	4,225,000	LIBOR + 200	08/05
Towson Circle (Loan Note A)	15,647,500	5.100%	07/09
Towson Circle (Loan Note B)	3,550,000	LIBOR + 200	08/05
Wal-Mart Supercenter - Blytheville	7,100,000	4.390%	09/09
Wrangler Company Western Headquarters	11,300,000	5.090%	08/27
Plaza at Marysville	11,800,000	5.085%	08/09
Forks Town Center	10,395,000	4.970%	09/09
Academy Sports - Houma	2,920,000	5.120%	09/09
Wal-Mart Supercenter - Jonesboro	6,088,500	5.085%	09/09
Reisterstown Road Plaza	49,650,000	5.300%	09/09
Governor's Marketplace	20,625,000	5.185%	09/09
Manchester Meadows	31,065,000	4.480%	09/07
John's Creek Village	23,300,000	5.100%	08/09
Fullerton Metrocenter	28,050,000	5.090%	08/09
Northgate North	26,650,000	4.600%	07/08
Eckerd Drug Stores (4)	6,800,000	5.275%	08/09
Pine Ridge Plaza	14,700,000	5.085%	08/09
Davis Towne Crossing	5,365,200	5.185%	09/09
Shoppes at Prominence Point	9,954,300	5.235%	09/09
Newnan Crossing	21,543,000	4.380%	03/09
Shaw's Supermarket - New Britain	6,450,000	4.680%	11/08
Stony Creek Marketplace	14,162,000	4.770%	01/11
CorWest Plaza	18,150,000	4.560%	02/09
Hickory Ridge	23,650,000	4.531%	02/09
Larkspur Landing	33,630,000	4.450%	02/09
North Ranch Pavilion	10,157,000	4.120%	04/09
La Plaza Del Norte	32,528,000	4.610%	03/10

Inland Western Retail Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2004 (continued)
(unaudited)
	Mortgage Payable	Interest Rate	Maturity Date
Peoria Crossings	20,497,000	4.090%	04/09
Eckerd - Edmund	1,850,000	4.374%	06/09
Eckerd - Norman	2,900,000	4.374%	06/09
Pavilion at King's Grant	5,342,000	4.390%	05/09
Metro Square Center	6,067,000	4.280%	04/09
MacArthur Crossing	12,700,000	4.290%	05/09
Promenade at Red Cliff	10,590,000	4.290%	05/09
Dorman Center I	27,610,000	4.180%	05/09
Heritage Towne Crossing	8,950,000	4.374%	06/09
Paradise Valley Marketplace	15,681,000	4.550%	05/09
Best on the Boulevard	19,525,000	3.990%	05/09
Bluebonnet Parc	12,100,000	4.372%	05/09
North River Town Center	11,050,000	4.760%	05/09
Alison's Corner	3,850,000	4.272%	06/10
Watauga Pavilion	17,100,000	4.140%	06/10
Northpointe Plaza	30,850,000	4.272%	05/09
Plaza Santa Fe II	17,552,000	6.200%	12/12
Arvada Marketplace and Arvada Connection	28,510,000	4.130%	07/09
Huebner Oaks Center (Loan Note A)	31,723,000	4.200%	07/10
Huebner Oaks Center (Loan Note B)	16,277,000	3.960%	07/10
Eastwood Towne Center	46,750,000	4.640%	07/09
Lakewood Towne Center (Loan Note A)	44,000,000	2.680%	06/09
Lakewood Towne Center (Loan Note B)	7,260,000	3.830%	07/05

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2003 or the date significant operations commenced. No pro forma adjustments have been made for any potential property acquisitions identified as of September 1, 2004. The Company does not consider these properties as probable under Rule 3-14 of Regulation S-X as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of September 1, 2004. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties. No pro forma adjustments were made for the Eckerd - Edmond and the Eckerd - Norman as the properties were completed in 2003 and there were no significant operations prior to our acquisition. No pro forma adjustments were made for Eckerd - Greer, Eckerd - Kill Devil Hills, Eckerd - Columbia, Eckerd - Crossville, Shoppes at Prominence Point, Low Country Village, Shoppes of Dallas, Kohl's - Wilshire Plaza III, Dorman Center - Phase II, Academy Sports - Houma or Village Shoppes at Simonton, as the properties were completed in 2004 and there were no significant operations in 2003. No pro forma adjustments were made related to the Pacheo Pass and Quakertown notes receivable as the properties were completed in 2004 and there were no significant operations prior to our funding of the notes receivable.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2003, nor does it purport to represent our future results of operations.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma Adjustments (C)	Pro Forma
Rent	$ 606,645	93,606,504	14,893,308	109,106,457
Additional rent	137,988	22,602,787	2,145,340	24,886,115
Interest	37,648	-	-	37,648

Total Income	782,281	116,209,291	17,038,648	134,030,220

General and administrative expenses	315,263	-	-	315,263
Advisor asset management fee (D)	-	-	-	-
Property operating	126,617	33,715,864	3,953,821	37,796,302
Management fee (G)	16,627	5,153,887	755,933	5,926,447
Interest expense (I)	135,735	31,677,488	5,926,138	37,739,361
Depreciation (E)	140,497	34,315,859	5,725,549	40,181,905
Amortization (H)	81,558	8,588,744	979,290	9,649,592
Acquisition cost expenses	139,263	-	-	139,263

Total expenses	955,560	113,451,842	17,340,731	131,748,133

Net income	$ (173,279)	2,757,449	(302,083)	2,282,087

Weighted average number of shares of common stock outstanding, basic and diluted (F)	2,520,986			123,359,000

Net income per share, basic and diluted (F)	(0.07)			0.02

See accompanying notes to pro forma consolidated statement of operations.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

(A) The historical information represents the historical statement of operations of the Company for the period from March 5, 2003 (inception) to December 31, 2003 as filed with the Securities Exchange Commission on Form 10-K.

(B) Total pro forma adjustments for acquisitions consummated as of September 1, 2004 are as though the properties were acquired January 1, 2003.

	Gross Income and Direct Operating Expenses (1)	Pro Forma Adjustments	Total Pro Forma Adjustments

Rent	$ 95,571,079	(1,964,575)	93,606,504
Additional Rent	22,602,787	-	22,602,787

Total Income	118,173,866	(1,964,575)	116,209,291

Advisor Fee	-	-	-
Property operating	33,715,864	-	33,715,864
Management fee	-	5,153,887	5,153,887
Interest expense	-	31,677,488	31,677,488
Depreciation	-	34,315,859	34,315,859
Amortization	-	8,588,744	8,588,744

Total Expenses	33,715,864	79,735,978	113,451,842

Net Income (loss)	$ 84,458,002	(81,700,553)	2,757,449

(1) Audited combined gross income and direct operating expenses as prepared in accordance with Rule 3-14 of Regulation S-X for the following properties:

Shops at Park Place, Darien Towne Center, Newman Crossing Phase I and II, Pavilion at Kings Grant, Hickory Ridge, CorWest Plaza, Metro Square (Super Value) Center, Larkspur Landing, North Ranch Pavilion, La Plaza Del Norte, MacArthur Crossing, Promenade at Red Cliff, Peoria Crossings, Dorman Center, Heritage Towne Crossing, Paradise Valley Marketplace, Best on the Boulevard, Bluebonnet Parc, North Rivers Town Center, Arvada Connection and Arvada Marketplace, Eastwood Town Center, Watauga Pavilion, Northpointe Plaza, Plaza Santa Fe II, Pine Ridge Plaza, Huebner Oaks Center, John's Creek Village, Lakewood Towne Center, Northgate North, Davis Towne Crossing, Fullerton Metrocenter, The Shops at Boardwalk, Cranberry Square, Tollgate Marketplace, Gateway Village, Towson Circle, Gateway Plaza, Plaza at Marysville, Forks Town Center, Reisterstown Road Plaza and Boulevard at Capital Centre.

(C) Total pro forma adjustments for acquisitions consummated as of September 1, 2004 are as though the properties were acquired January 1, 2003. No pro forma adjustments were made for Eckerd - Edmond or Eckerd - Norman as the properties were completed in 2003 and there were no significant operations prior to our acquisition. No pro forma adjustments were made for Eckerd - Greer, Eckerd - Kill Devil Hills, Eckerd - Columbia, Eckerd - Crossville, Shoppes at Prominence Point, Low Country Village, Shoppes at Dallas, Kohl's - Wilshire Plaza III, Dorman Center - Phase II, Academy Sports - Houma or Village Shoppes at Simonton, as the properties were completed in 2004 and there were no significant operations in 2003. No pro forma adjustments were made related to the Pacheo Pass and Quakertown notes receivable as the properties were completed in 2004 and there were no significant operations prior to our funding of the notes receivable.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003 (continued)
(unaudited)

	Gross Income and Direct Operating Expenses (1)	Pro Forma Adjustments	Total Pro Forma Adjustments

Rent	$ 15,341,227	(447,919)	14,893,308
Additional Rent	2,145,340	-	2,145,340

Total Income	17,486,567	(447,919)	17,038,648

Advisor Fee	-	-	-
Property operating	3,953,821	-	3,953,821
Management fee	-	755,933	755,933
Interest expense	-	5,926,138	5,926,138
Depreciation	-	5,725,549	5,725,549
Amortization	-	979,290	979,290

Total Expenses	3,953,821	13,386,910	17,340,731

Net Income (loss)	$ 13,532,746	(13,834,829)	(302,083)

(1) Unaudited combined gross income and direct operating expenses based on information provided by the Seller for the following properties:

Stony Creek Marketplace, Shaw's Supermarket (New Britain), Alison's Corner, Wal-Mart Supercenter - Blytheville, Wrangler Company Western Headquarters, Wal-Mart Supercenter - Jonesboro, Manchester Meadows, Governor's Marketplace, Mitchell Ranch Plaza, and The Columns.

(D) The advisor asset management fee is expected to be subordinated to the shareholders' receipt of a stated return thus no amount is reflected.

(E) Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight line basis over the life of the related leases as an adjustment to rental income. Other leasing costs, tenant improvements and in-place lease intangibles will be amortized on a straight line basis over the life of the related leases as a component of amortization expense.

(F) The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2003 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

(G) Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement.

(H) The value of the acquired leases will be amortized over the lease term.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003 (continued)
(unaudited)

(I) The pro forma adjustments relating to interest expense were based on the following debt terms:
	Mortgage Payable	Interest Rate	Maturity Date
The Shops at Boardwalk	20,150,000	4.130%	08/09
Cranberry Square	10,900,000	4.975%	08/09
Tollgate Marketplace	39,765,000	LIBOR + 120	07/09
Gateway Village (Loan Note A)	27,233,000	LIBOR + 113	07/09
Gateway Village (Loan Note B)	4,225,000	LIBOR + 200	08/05
Towson Circle (Loan Note A)	15,647,500	5.100%	07/09
Towson Circle (Loan Note B)	3,550,000	LIBOR + 200	08/05
Wal-Mart Supercenter - Blytheville	7,100,000	4.390%	09/09
Wrangler Company Western Headquarters	11,300,000	5.090%	08/27
Plaza at Marysville	11,800,000	5.085%	08/09
Forks Town Center	10,395,000	4.970%	09/09
Academy Sports - Houma	2,920,000	5.120%	09/09
Wal-Mart Supercenter - Jonesboro	6,088,500	5.085%	09/09
Reisterstown Road Plaza	49,650,000	5.300%	09/09
Governor's Marketplace	20,625,000	5.185%	09/09
Manchester Meadows	31,064,600	4.480%	09/07
John's Creek Village	23,300,000	5.100%	08/09
Fullerton Metrocenter	28,050,000	5.090%	08/09
Northgate North	26,650,000	4.600%	07/08
Eckerd Drug Stores (4)	6,800,000	5.275%	08/09
Pine Ridge Plaza	14,700,000	5.085%	08/09
Davis Towne Crossing	5,365,200	5.185%	09/09
Shoppes at Prominence Point	9,954,300	5.235%	09/09
Shops at Park Place	13,127,000	4.710%	11/08
Darien Towne Center	16,500,000	4.650%	06/10
Newnan Crossing	21,543,000	4.380%	03/09
Shaw's Supermarket - New Britain	6,450,000	4.680%	11/08
Stony Creek Marketplace	14,162,000	4.770%	01/11
CorWest Plaza	18,150,000	4.560%	02/09
Hickory Ridge	23,650,000	4.531%	02/09
Larkspur Landing	33,630,000	4.450%	02/09
North Ranch Pavilion	10,157,000	4.120%	04/09
La Plaza Del Norte	32,528,000	4.610%	03/10
Peoria Crossings	20,497,000	4.090%	04/09
Eckerd - Edmund	1,850,000	4.374%	06/09
Eckerd - Norman	2,900,000	4.374%	06/09
Pavilion at King's Grant	5,342,000	4.390%	05/09
Metro Square Center	6,067,000	4.280%	04/09
MacArthur Crossing	12,700,000	4.290%	05/09
Promenade at Red Cliff	10,590,000	4.290%	05/09
Dorman Center I	27,610,000	4.180%	05/09
Heritage Towne Crossing	8,950,000	4.374%	06/09
Paradise Valley Marketplace	15,681,000	4.550%	05/09
Best on the Boulevard	19,525,000	3.990%	05/09
Bluebonnet Parc	12,100,000	4.372%	05/09
North River Town Center	11,050,000	4.760%	05/09
Alison's Corner	3,850,000	4.272%	06/10
Inland Western Retail Real Estate Trust, Inc. Notes to Pro Forma Consolidated Statement of Operations For the year ended December 31, 2003 (continued) (unaudited)

	Mortgage Payable	Interest Rate	Maturity Date
Watauga Pavilion	17,100,000	4.140%	06/10
Northpointe Plaza	30,850,000	4.272%	05/09
Plaza Santa Fe II	17,552,000	6.200%	12/12
Arvada Marketplace and Arvada Connection	28,510,000	4.130%	07/09
Huebner Oaks Center (Loan Note A)	31,723,000	4.200%	07/10
Huebner Oaks Center (Loan Note B)	16,277,000	3.960%	07/10
Eastwood Towne Center	46,750,000	4.640%	07/09
Lakewood Towne Center (Loan Note A)	44,000,000	2.680%	06/09
Lakewood Towne Center (Loan Note B)	7,260,000	3.830%	07/05

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of John's Creek Village ("the Property") for the period from September 21, 2003 (commencement of operations) to December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of John's Creek Village for the period from September 21, 2003 (commencement of operations) to December 31, 2003, in conformity with U.S. generally accepted principles.

KPMG LLP

Chicago, Illinois

August 13, 2004

John's Creek Village

Historical Summary of Gross Income and Direct Operating Expenses
For the period from September 21, 2003 (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004 (unaudited)

		For the period from September 21, 2003
	For the	(commencement of
	six months ended	operations) to
	June 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$834,163	143,640
Operating expense and real estate tax recoveries	327,885	11,701

Total gross income	1,162,048	155,341

Direct operating expenses:
Operating expenses	46,272	22,596
Real estate taxes	340,373	3,764
Insurance	13,215	478

Total direct operating expenses	399,860	26,838

Excess of gross income over direct operating expenses	$762,188	128,503

See accompanying notes to historical summary of gross income and direct operating expense.

John's Creek Village

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the period from September 21, 2003 (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  Business

  John's Creek Village (the Property) is located in Duluth, Georgia. The Property consists of approximately 190,444 square feet of gross leasable area and was 47% leased and occupied at December 31, 2003. The Property is leased to eight tenants of which one tenant accounts for approximately 55% of base rental revenue for the period from September 21, 2003 (commencement of operations) to December 31, 2003. On June 23, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party seller.

  John's Creek Village was under construction during 2003 and commenced operations on September 21, 2003 with a portion of the Property's gross leasable area (representing approximately 90,005 square feet) complete as of December 31, 2003. The remaining portion of the Property's gross leasable area (representing the remaining approximately 100,439 square feet) is under construction and scheduled to be completed during 2004.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the six months ended June 30, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the period from September 21, 2003 (commencement of operations) to December 31, 2003.

  The Property has two ground leases that are classified as operating leases with terms extending through December 31, 2023 and May 31, 2014. Total ground lease income was $2,054 and is included in base rental income in the accompanying Historical Summary for the period from September 21, 2003 (commencement of operations) to December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $1,473 for the period from September 21, 2002 (commencement of operations) to December 31, 2003.

  John's Creek Village

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the period from September 21, 2003 (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from five to 20 years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,668,326
2005	1,743,692
2006	1,754,959
2007	1,763,747
2008	1,759,391
Thereafter	12,090,223

$20,780,338

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Lakewood Towne Center ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Lakewood Towne Center for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois

July 15, 2004

Lakewood Towne Center

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the six months ended June 30, 2004

(unaudited)

	For the	For the year
	six months ended	ended
	June 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$2,688,280	4,540,210
Contingent Rent	-	67,758
Operating expense and real estate tax recoveries	643,743	1,270,667

Total gross income	3,332,023	5,878,635

Direct operating expenses:
Operating expenses	370,699	741,397
Real estate taxes	313,628	597,386
Insurance	87,680	180,379

Total direct operating expenses	772,007	1,519,162

Excess of gross income over direct operating expenses	$2,560,016	4,359,473

See accompanying notes to historical summary of gross income and direct operating expense.

Lakewood Towne Center

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  Business

  Lakewood Towne Center (the Property) is located in Lakewood, Washington. The Property consists of approximately 579,000 square feet of gross leasable area and was approximately 93% occupied at December 31, 2003. The Property is leased to twenty-four tenants of which five tenants account for approximately 51% of base rental revenue for the year ended December 31, 2003. On June 25, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the six months ended June 30, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $67,758 was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $300,309 for the year ended December 31, 2003.

  Lakewood Towne Center

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases which terms range from two to 20 years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$5,177,316
2005	5,141,493
2006	5,082,303
2007	5,100,379
2008	5,061,449
Thereafter	25,865,016

$51,427,956

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Fullerton Metrocenter ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Fullerton Metrocenter for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois

August 3, 2004

Fullerton Metrocenter

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the six months ended June 30, 2004

(unaudited)

	For the	For the year
	six months ended	ended
	June 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$1,639,005	3,523,208
Operating expense and real estate tax recoveries	531,978	971,604

Total gross income	2,170,983	4,494,812

Direct operating expenses:
Operating expenses	376,538	658,405
Ground lease expense	207,500	415,000
Real estate taxes	178,938	357,876
Insurance	19,569	39,138

Total direct operating expenses	782,545	1,470,419

Excess of gross income over direct operating expenses	$1,388,438	3,024,393

See accompanying notes to historical summary of gross income and direct operating expense.

Fullerton Metrocenter

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  Business

  Fullerton Metrocenter (the Property) is located in Fullerton, California. The Property consists of approximately 254,880 square feet of gross leasable area and was approximately 78% occupied at December 31, 2003. The Property is leased to forty-one tenants of which two tenants account for approximately 19% of base rental revenue for the year ended December 31, 2003. On June 30, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the six months ended June 30, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $268,823 was earned during the year ended December 31, 2003 and recorded as base rental income in the accompanying Historical Summary.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments decreased base rental income by $143,851 for the year ended December 31, 2003.

  Fullerton Metrocenter

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases which terms range from one to 17 years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$3,518,723
2005	3,284,218
2006	2,801,342
2007	2,405,044
2008	1,754,107
Thereafter	2,995,333

$16,758,767

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

The property is subject to a ground lease with annual payments, payable to an unaffiliated third party, of $415,000 until maturity. The ground lease matures in 2050.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Davis Towne Crossing ("the Property") for the period from July 18, 2003 (commencement of operations) to December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Davis Towne Crossing for the period from July 18, 2003 (commencement of operations) to December 31, 2003, in conformity with U.S. generally accepted principles.

KPMG LLP

Chicago, Illinois

July 30, 2004

Davis Towne Crossing

Historical Summary of Gross Income and Direct Operating Expenses
For the period from July 18, 2003 (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004 (unaudited)

		For the period from July 18, 2003
	For the	(commencement of
	six months ended	operations)to
	June 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$317,309	141,436
Operating expense and real estate tax recoveries	78,451	57,649
Other income	918	-

Total gross income	396,678	199,085

Direct operating expenses:
Operating expenses	45,368	75,557
Real estate taxes	45,426	22,713
Insurance	20,484	10,242

Total direct operating expenses	122,278	108,513

Excess of gross income over direct operating expenses	$274,400	90,573

See accompanying notes to historical summary of gross income and direct operating expense.

Davis Towne Crossing

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the period from July 18, 2003 (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  Business

  Davis Towne Crossing (the Property) is located in North Richland Hills, Texas. The Property consists of approximately 41,000 square feet of gross leasable area and was approximately 83% occupied at December 31, 2003. The Property is leased to thirteen tenants of which two tenants account for approximately 43% of base rental revenue for the period from July 18, 2003 (commencement of operations) to December 31, 2003. On June 30, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party.

  Davis Towne Crossing was under construction during 2003 and commenced operations July 18, 2003, with construction complete as of December 31, 2003.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the six months ended June 30, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the period from July 18, 2003 (commencement of operations) to December 31, 2003.

  In addition, rental income includes $5,963 of rent from one tenant that pays monthly rent based upon a percentage of monthly sales in lieu of minimum rents provided in the lease. The minimum rents schedule below excludes such tenant.

  The Property has one ground lease that is classified as an operating lease with terms extending through August 2028. Total ground lease income was $34,509 and is included in base rental income in the accompanying Historical Summary for the period from July 18, 2003 (commencement of operations) to December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $5,344 for the period from July 18, 2003 (commencement of operations) to December 31, 2003.

  Davis Towne Crossing

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the period from July 18, 2003 (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from three to 25 years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$653,726
2005	658,033
2006	658,033
2007	631,620
2008	541,343
Thereafter	2,270,444

$5,413,199

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Northgate North ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Northgate North for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois

August 13, 2004

Northgate North

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the six months ended June 30, 2004

(unaudited)

	For the	For the year
	six months ended	ended
	June 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$1,674,674	3,092,086
Operating expense and real estate tax recoveries	684,620	1,242,613

Total gross income	2,359,294	4,334,699

Direct operating expenses:
Operating expenses	433,953	867,906
Real estate taxes	197,392	375,985
Insurance	103,050	206,100

Total direct operating expenses	734,395	1,449,991

Excess of gross income over direct operating expenses	$1,624,899	2,884,708

See accompanying notes to historical summary of gross income and direct operating expense.

Northgate North

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  Business

  Northgate North (the Property) is located in Seattle, Washington. The Property consists of 302,461 square feet of gross leasable area and was approximately 93% occupied at December 31, 2003. The Property is leased to nine tenants of which four tenants account for approximately 86% of base rental revenue for the year ended December 31, 2003. On June 30, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the six months ended June 30, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $353,216 for the year ended December 31, 2003.

  Northgate North

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases which terms range from five to 25 years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$3,161,072
2005	3,162,848
2006	3,258,533
2007	3,271,528
2008	3,292,733
Thereafter	38,248,658

$54,395,372

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Cranberry Square ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Cranberry Square for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois

August 1, 2004

Cranberry Square

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the six months ended June 30, 2004

(unaudited)

	For the	For the year
	six months ended	ended
	June 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$870,100	1,740,201
Operating expense and real estate tax recoveries	186,206	353,892

Total gross income	1,056,306	2,094,093

Direct operating expenses:
Operating expenses	60,482	115,963
Real estate taxes	148,030	273,704
Insurance	6,765	13,640

Total direct operating expenses	215,277	403,307

Excess of gross income over direct operating expenses	$841,029	1,690,786

See accompanying notes to historical summary of gross income and direct operating expense.

Cranberry Square

Note to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  Business

  Cranberry Square (the Property) is located in Cranberry Township, Pennsylvania. The Property consists of approximately 195,566 square feet of gross leasable area and was approximately 92% occupied at December 31, 2003. The Property is leased to five tenants of which three tenants account for approximately 76% of base rental revenue for the year ended December 31, 2003. On July 14, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the six months ended June 30, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $54,138 for the year ended December 31, 2003.

  Cranberry Square

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases which terms range from ten to 15 years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,723,839
2005	1,723,839
2006	1,728,158
2007	1,815,820
2008	1,820,320
Thereafter	5,872,510

$14,684,486

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Gateway Plaza Shopping Center ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Gateway Plaza Shopping Center for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Dallas, Texas

August 18, 2004

Gateway Plaza Shopping Center

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the six months ended June 30, 2004

(unaudited)

	For the	For the year
	six months ended	ended
	June 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$2,080,063	4,118,141
Operating expense and real estate tax recoveries	706,337	1,360,980

Total gross income	2,786,400	5,479,121

Direct operating expenses:
Operating expenses	198,640	466,631
Ground rent expense	1,496,542	2,993,084
Real estate taxes	542,676	1,033,669
Insurance	48,686	101,711

Total direct operating expenses	2,286,544	4,595,095

Excess of gross income over direct operating expenses	$499,856	884,026

See accompanying notes to historical summary of gross income and direct operating expense.

Gateway Plaza Shopping Center

Note to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  Business

  Gateway Plaza Shopping Center (the Property) is located in Southlake, Texas. The Property consists of approximately 358,193 square feet of gross leasable area and was approximately 89% occupied at December 31, 2003. The Property is leased to twenty-five tenants of which one tenant accounts for approximately 13% of base rental revenue for the year ended December 31, 2003. On July 21, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the six months ended June 30, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $83,000 for the year ended December 31, 2003.

  Gateway Plaza Shopping Center

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases, excluding tenant reimbursements of operating expenses, which terms range from five to 20 years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$3,961,000
2005	3,870,000
2006	3,126,000
2007	3,127,000
2008	2,990,000
Thereafter	14,635,000

$31,709,000

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

The property is subject to a ground lease with annual payments, payable to an unaffiliated third party. The ground lease matures in 2073. Although the ground lease provides for increases in minimum rent payments over the term of the lease, ground lease expense accrues on a straight-line basis. The straight-line adjustment increased ground rent expense by approximately $1,785,000 for the year ended December 31, 2003.

Minimum rents to be paid to the unaffiliated third party under the ground lease in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,339,368
2005	1,339,368
2006	1,339,368
2007	1,339,368
2008	1,339,368
Thereafter	210,231,145

$216,927,985

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Safeway Plaza at Marysville ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Safeway Plaza at Marysville for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois

August 3, 2004

Safeway Plaza at Marysville

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the six months ended June 30, 2004

(unaudited)

	For the	For the year
	six months ended	ended
	June 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$763,686	1,513,469
Operating expense and real estate tax recoveries	179,865	358,545

Total gross income	943,551	1,872,014

Direct operating expenses:
Operating expenses	82,014	164,027
Real estate taxes	79,251	150,954
Insurance	17,081	34,162

Total direct operating expenses	178,346	349,143

Excess of gross income over direct operating expenses	$765,205	1,522,871

See accompanying notes to historical summary of gross income and direct operating expense.

Safeway Plaza at Marysville

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  Business

  Safeway Plaza at Marysville (the Property) is located in Marysville, Washington. The Property consists of approximately 116,000 square feet of gross leasable area and was approximately 97% occupied at December 31, 2003. The Property is leased to one tenant that accounts for approximately 39% of base rental revenue for the year ended December 31, 2003. On July 26, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the six months ended June 30, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

  The Property has one ground lease that is classified as an operating lease with terms extending through July 31, 2011. Total ground lease income was $50,000 and is included in base rental income in the accompanying Historical Summary for the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $23,176 for the year ended December 31, 2003.

  Safeway Plaza at Marysville

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases which terms range from three to 17 years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,510,279
2005	1,492,217
2006	1,277,628
2007	1,072,386
2008	1,027,416
Thereafter	8,958,070

$15,337,996

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Forks Town Center ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Forks Town Center for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois

August 11, 2004

Forks Town Center

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the six months ended June 30, 2004

(unaudited)

	For the	For the year
	six months ended	ended
	June 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$771,917	1,376,494
Operating expense and real estate tax recoveries	189,220	350,400

Total gross income	961,137	1,726,894

Direct operating expenses:
Operating expenses	81,011	162,022
Real estate taxes	110,551	189,136
Insurance	7,880	15,759

Total direct operating expenses	199,442	366,917

Excess of gross income over direct operating expenses	$761,695	1,359,977

See accompanying notes to historical summary of gross income and direct operating expense.

Forks Town Center

Note to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  Business

  Forks Town Center (the Property) is located in Easton, Pennsylvania. The Property consists of approximately 93,000 square feet of gross leasable area and was approximately 97% occupied at December 31, 2003. The Property is leased to sixteen tenants of which one tenant accounts for approximately 66% of base rental revenue for the year ended December 31, 2003. On July 27, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party.

  A portion of Forks Town Center (representing approximately 75,000 square feet of the Property's gross leasable area) was completed as of December 31, 2002. The remaining portion f the Property (representing the remaining approximately 18, 000 square feet of the Property's gross leasable area) was under construction and completed during 2003.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the six months ended June 30, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $53,375 for the year ended December 31, 2003.

  Forks Town Center

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases which terms range from three to 20 years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,488,512
2005	1,493,112
2006	1,480,646
2007	1,438,846
2008	1,158,106
Thereafter	13,467,776

$20,526,998

  Base rental income includes $36,000 of rent from one tenant that subsequently terminated its rental agreement in June 2004. The minimum rents schedule above includes $177,000 related to such tenant, as the lease was still valid as of December 31, 2003.

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of the Properties owned by Capital Centre, LLC, Gateway Village Limited Partnership, Bel Air Square Joint Venture, Towson Circle Joint Venture LLP, and Reisterstown Plaza Holdings, LLC (collectively, the "Properties") for the year ended December 31, 2003. This Combined Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Properties owned by Capital Centre, LLC, Gateway Village Limited Partnership, Bel Air Square Joint Venture, Towson Circle Joint Venture LLP, and Reisterstown Plaza Holdings, LLC for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois

August 6, 2004

Capital Centre, LLC, Gateway Village Limited Partnership, Bel Air Square Joint Venture,

Towson Circle Joint Venture LLP, and Reisterstown Plaza Holdings, LLC
Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2003 and the six months ended June 30, 2004

(unaudited)

	For the	For the year
	six months ended	ended
	June 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$11,388,110	17,102,545
Operating expense and real estate tax recoveries	1,935,133	3,537,216
Other Income	104,905	88,513

Total gross income	13,428,148	20,728,274

Direct operating expenses:
Operating expenses	2,479,864	4,282,398
Real estate taxes	997,206	1,352,455
Insurance	293,718	599,009
Ground Rent	73,147	24,382

Total direct operating expenses	3,843,935	6,258,244

Excess of gross income over direct operating expenses	$9,584,213	14,470,030

See accompanying notes to historical summary of gross income and direct operating expense.

Capital Centre, LLC, Gateway Village Limited Partnership, Bel Air Square Joint Venture,

Towson Circle Joint Venture LLP, and Reisterstown Plaza Holdings, LLC

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2003 and the six months ended June 30, 2004

(unaudited)

  Business

  The Properties owned by Capital Centre, LLC, Gateway Village Limited Partnership, Bel Air Square Joint Venture,

  Towson Circle Joint Venture LLP, and Reisterstown Plaza Holdings, LLC (collectively, the "Properties") consists of the following:
		Gross Leasable Area		Occupancy at December 31, 2003
Entity	Name	(unaudited)	Location	(unaudited)

Capital Centre, LLC	Boulevard at Capital Centre	515,000	Landover, MD	59%

Gateway Village Limited Partnership	Gateway Village	274,000	Annapolis, MD	98%

Bel Air Square Joint Venture	Tollgate Marketplace	393,000	Bel Air, MD	99%

Towson Circle Joint Venture, LLP	Towson Circle	178,000	Towson, MD	91%

Reisterstown Plaza Holdings, LLC	Reisterstown Road Plaza	782,000	Baltimore, MD	89%

  Thirteen tenants account for 40% or the Properties' base rental income.

  Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") through established limited liability companies ("LLCs") entered into contracts to become joint venture partners in the ownership and operation of the Properties with unaffiliated third parties. IWRRETI has contributed into all but Capital Centre, LLC.

  In each instance, IWRRETI owns or will own a 95% profits interest in the LLCs and will control the LLCs' management and operation of the Properties. The Combined Historical Summary represents the combination of the Properties described above prior to IWRRETI's contribution into the LLCs. There were no transactions between the Properties which required elimination in combination.

  A portion of the Boulevard at Capital Centre and Reisterstown Road Plaza (representing approximately 321,000 and 694,000 square feet, respectively) of the Properties' gross leasable area was under construction and completed during 2003. The remaining portion of the Properties' gross leasable area (representing the remaining approximately 194,000 and 88,000 square feet, respectively) was under construction as of December 31, 2003. Real estate taxes and ground rent are excluded in the Combined Historical Summary related to the portions of the Properties under construction.

  Basis of Presentation

  The Combined Historical Summary of Gross Income and Direct Operating Expenses ("Combined Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Combined Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the

  Capital Centre, LLC, Gateway Village Limited Partnership, Bel Air Square Joint Venture,

  Towson Circle Joint Venture LLP, and Reisterstown Plaza Holdings, LLC

  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)

  reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the six months ended June 30, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $384,157 was earned during the year ended December 31, 2003 and included in base rental income in the Combined Historical Summary.

  In addition, rental income included $51,381 of rent from three tenants that pay monthly rent based upon a percentage of monthly sales in lieu of minimum rents provided in the lease. The minimum rents schedule below excludes such tenants.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $385,193 for the year ended December 31, 2003.

  Minimum rents to be received from tenants under operating leases which terms range from one year to twenty-five years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$23,146,780
2005	25,731,908
2006	25,160,727
2007	24,317,293
2008	23,244,717
Thereafter	160,625,600

$282,227,025

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Combined Historical Summary.

Boulevard at Capital Centre is subject to a ground lease with annual payments, payable to an unaffiliated third party. The ground lease matures in 2070. Although the ground lease provides for increases in minimum rent payments over the term of the lease, ground lease expense accrues on a straight-line basis. The related adjustment increased ground rent expense by approximately $9,078 for the year ended December 31, 2003.

Capital Centre, LLC, Gateway Village Limited Partnership, Bel Air Square Joint Venture,

Towson Circle Joint Venture LLP, and Reisterstown Plaza Holdings, LLC

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2003 and the six months ended June 30, 2004 (unaudited)

Minimum rents to be paid to the unaffiliated third party under the ground lease in effect at December 31, 2003 are as follows:

Year	Total

2004	$92,824
2005	94,057
2006	97,433
2007	98,579
2008	99,791
Thereafter	9,477,524

$9,960,208

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of The Shops at Boardwalk ("the Property") for the period from May 30, 2003 (commencement of operations) to December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of The Shops at Boardwalk for the period from May 30, 2003 (commencement of operations) to December 31, 2003, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois
August 25, 2004

The Shops At Boardwalk

Historical Summary of Gross Income and Direct Operating Expenses
For the period of May 30, 2003 (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004 (unaudited)

	For the six months ended June 30, 2004
		For the period from May 30, 2003 (commencement of operations) to December 31, 2003
	(unaudited)

Gross income:
Base rental income	$976,541	707,251
Operating expense and real estate tax recoveries	357,069	94,219

Total gross income	1,333,610	801,470

Direct operating expenses:
Operating expenses	288,162	234,198
Real estate taxes	207,700	9,280
Insurance	18,684	24,417

Total direct operating expenses	514,546	267,895

Excess of gross income over direct operating expenses	$819,064	533,575

The Shops At Boardwalk

Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the period from May 30, 2003 (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004 (unaudited)

(1) Business

The Shops at Boardwalk ("the Property") is located in Kansas City, Missouri. The Property consists of approximately 123,265 square feet of gross leasable area and was approximately 61.97% occupied at December 31, 2003. The Property is leased to 18 tenants of which one tenant that accounts for approximately 16% of base rental revenue for the period from May 30, 2003 (commencement of operations) to December 31, 2003. On July 1, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party.

 (2) Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the six months ended June 30, 2004.

 (3) Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the period from May 30, 2003 (commencement of operations) to December 31, 2003.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $184,160 for the period from May 30, 2003 (commencement of operations) to December 31, 2003.

The Shops At Boardwalk

Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the period from May 30, 2003 (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004 (unaudited)

Minimum rents to be received from tenants under operating leases, which terms range from five to 20 years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,716,081
2005	1,978,726
2006	1,988,182
2007	1,998,578
2008	1,748,381
Thereafter	9,118,444

$18,548,392

(4) Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Shoppes at Prominence Point

Historical Summary of Gross Income and Direct Operating Expenses
For the period from March 1, 2004 (commencement of operations) to June 30, 2004 (unaudited)

For the Period from March 1, 2004 to June 30, 2004

(unaudited)
Gross income:
Base rental income	$264,247
Operating expense and real estate tax recoveries	35,817

Total gross income	300,064

Direct operating expenses:
Operating expenses	9,259
Real estate taxes	32,055
Insurance	4,590

Total direct operating expenses	45,904

Excess of gross income over direct operating expenses	$254,160

See accompanying notes to historical summary of gross income and direct operating expenses.

Shoppes at Prominence Point

Notes Historical Summary of Gross Income and Direct Operating Expenses
For the period from March 1, 2004 (commencement of operations) to June 30, 2004 (unaudited)

  Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from March 1, 2004 (commencement of operations) to June 30, 2004 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Shoppes at Prominence Point to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates. The property was completed in 2004 and had no significant operations through the date of acquisition.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from March 1, 2004 (commencement of operations) to June 30, 2004 period from March 1, 2004 (commencement of operations) to June 30, 2004.

Low Country Village

Historical Summary of Gross Income and Direct Operating Expenses
For the period from February 1, 2004 (commencement of operations) to June 30, 2004 (unaudited)

For the
Period from February 1, 2004 to June 30, 2004
(unaudited)
Gross income:
Base rental income	$301,293
Operating expense and real estate tax recoveries	49,137

Total gross income	350,430

Direct operating expenses:
Operating expenses	4,715
Real estate taxes	38,184
Insurance	21,110

Total direct operating expenses	64,009

Excess of gross income over direct operating expenses	$286,421

See accompanying notes to historical summary of gross income and direct operating expenses.

Low Country Village

Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the period from February 1, 2004 (commencement of operations) to June 30, 2004 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from February 1, 2004 (commencement of operations) to June 30, 2004 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Low Country Village to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates. The property was completed in 2004 and had no significant operations through the date of acquisition.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from February 1, 2004 (commencement of operations) to June 30, 2004.

Shoppes of Dallas

Historical Summary of Gross Income and Direct Operating Expenses
For the period from March 1, 2004 (commencement of operations) to June 30, 2004 (unaudited)

For the
Period from March 1, 2004 to June 30, 2004
(unaudited)
Gross income:
Base rental income	$195,042
Operating expense and real estate tax recoveries	23,198

Total gross income	218,240

Direct operating expenses:
Operating expenses	11,199
Real estate taxes	3,781
Insurance	4,014

Total direct operating expenses	18,994

Excess of gross income over direct operating expenses	$199,246

See accompanying notes to historical summary of gross income and direct operating expenses.

Shoppes of Dallas

Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the period from March 1, 2004 (commencement of operations) to June 30, 2004 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from March 1, 2004 (commencement of operations) to June 30, 2004 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Shoppes of Dallas to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates. The property was completed in 2004 and had no significant operations through the date of acquisition.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from March 1, 2004 (commencement of operations) to June 30, 2004.

Dorman Center - Phase II

Historical Summary of Gross Income and Direct Operating Expenses
For the period from March 15, 2004 (commencement of operations) to June 30, 2004 (unaudited)

For the
Period from March 15, 2004 to June 30, 2004
(unaudited)
Gross income:
Base rental income	$78,177
Operating expense and real estate tax recoveries	13,140

Total gross income	91,317

Direct operating expenses:
Operating expenses	4,518
Real estate taxes	29,016
Insurance	1,403

Total direct operating expenses	34,937

Excess of gross income over direct operating expenses	$56,380

See accompanying notes to historical summary of gross income and direct operating expenses.

Dorman Center - Phase II

Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the period from March 15, 2004 (commencement of operations) to June 30, 2004 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from March 15, 2004 (commencement of operations) to June 30, 2004 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Dorman Center - Phase II to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates. The property was completed in 2004 and had no significant operations through the date of acquisition.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from March 15, 2004 (commencement of operations) to June 30, 2004.

Village Shoppes at Simonton

Historical Summary of Gross Income and Direct Operating Expenses
For the period from May 1, 2004 (commencement of operations) to June 30, 2004 (unaudited)

For the
Period from May 1, 2004 to June 30, 2004
(unaudited)
Gross income:
Base rental income	$65,553
Operating expense and real estate tax recoveries	18,393

Total gross income	83,946

Direct operating expenses:
Operating expenses	4,240
Real estate taxes	17,348
Insurance	3,875

Total direct operating expenses	25,463

Excess of gross income over direct operating expenses	$58,483

See accompanying notes to historical summary of gross income and direct operating expenses.

Village Shoppes at Simonton

Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the period from May 1, 2004 (commencement of operations) through June 30, 2004 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from May 1, 2004 (commencement of operations) to June 30, 2004 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Village Shoppes at Simonton to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates. The property was completed in 2004 and had no significant operations through the date of acquisition.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from May 1, 2004 (commencement of operations) to June 30, 2004.

Manchester Meadows

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 (unaudited)
and the six months ended June 30, 2004 (unaudited)

	For the
	six months ended	For the year ended
	June 30, 2004	December 31, 2003
	(unaudited)	(unaudited)
Gross income:
Base rental income	2,038,182	4,118,136
Operating expense and real estate tax recoveries	$132,859	266,952

Total gross income	2,171,041	4,385,088

Direct operating expenses:
Operating Expenses	181,584	618,012
Real estate taxes	397,296	794,592
Insurance	48,067	96,120

Total direct operating expenses	626,947	1,508,724

Excess of gross income over direct operating expenses	$1,544,094	2,876,364

See accompanying notes to historical summary of gross income and direct operating expenses.

Manchester Meadows

Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 (unaudited)
and the six months ended June 30, 2004 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004, respectively, has been prepared from the operating statements provided by the owners of the property during that period and requires management of Manchester Meadows to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003 and the six months ended June 30, 2004, respectively.

Governor's Marketplace

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 (unaudited)
and the six months ended June 30, 2004 (unaudited)

	For the	For the year
	six months ended	ended
	June 30, 2004	December 31, 2003
	(unaudited)	(unaudited)
Gross income:
Base rental income	1,381,736	2,161,297
Operating expense and real estate tax recoveries	$160,276	195,768

Total gross income	1,542,012	2,357,065

Direct operating expenses:
Operating Expenses	287,230	429,945
Real estate taxes	62,714	89,442
Insurance	1,100	2,270

Total direct operating expenses	351,044	521,657

Excess of gross income over direct operating expenses	$1,190,968	1,835,408

See accompanying notes to historical summary of gross income and direct operating expenses.

Governor's Marketplace

Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 (unaudited)
and the six months ended June 30, 2004 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the six months ended June 30, 2004, respectively, has been prepared from the operating statements provided by the owners of the property during that period and requires management of Governor's Marketplace to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003 and the six months ended June 30, 2004, respectively.

Mitchell Ranch Plaza

Historical Summary of Gross Income and Direct Operating Expenses
For the period from July 15, 2003 (commencement of operations) to December 31, 2003 (unaudited)
and the six months ended June 30, 2004 (unaudited)

	For the six months ended June 30, 2004	For the period from July 15, 2003 (commencement of operations) to December 31, 2003

	(unaudited)	(unaudited)
Gross income:
Base rental income	1,110,406	485,246
Operating expense and real estate tax recoveries	$180,235	156,893

Total gross income	1,290,641	642,139

Direct operating expenses:
Operating Expenses	96,098	98,400
Real estate taxes	90,270	86,234
Insurance	22,502	16,117

Total direct operating expenses	208,870	200,751

Excess of gross income over direct operating expenses	$1,081,771	441,388

See accompanying notes to historical summary of gross income and direct operating expenses.

Mitchell Ranch Plaza

Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the period from July 15, 2003 (commencement of operations) to December 31, 2003 (unaudited)
and the six months ended June 30, 2004 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from July 15, 2003 (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004, respectively, has been prepared from the operating statements provided by the owners of the property during that period and requires management of Mitchell Ranch Plaza to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from July 15, 2003 (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004, respectively.

The Columns

Historical Summary of Gross Income and Direct Operating Expenses
For the period from October 1, 2003 (commencement of operations) to December 31, 2003 (unaudited)
and the six months ended June 30, 2004 (unaudited)
	For the six months ended June 30, 2004	For the period from October 1, 2003 to December 31, 2003

	(unaudited)	(unaudited)
Gross income:
Base rental income	597,035	226,691
Operating expense and real estate tax recoveries	$116,156	20,247

Total gross income	713,191	246,938

Direct operating expenses:
Operating Expenses	57,982	23,072
Real estate taxes	96,450	21,452
Insurance	10,762	8,417

Total direct operating expenses	165,194	52,941

Excess of gross income over direct operating expenses	$547,997	193,997

See accompanying notes to historical summary of gross income and direct operating expenses.

The Columns

Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the period from October 1, 2003 (commencement of operations) to December 31, 2003 (unaudited)
and the six months ended June 30, 2004 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from October 1, 2003 (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004, respectively, has been prepared from the operating statements provided by the owners of the property during that period and requires management of The Columns to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from October 1, 2003 (commencement of operations) to December 31, 2003 and the six months ended June 30, 2004, respectively.